AGREEMENT AND PLAN OF MERGER


                                  by and among

                                HEALTHWAYS, INC.,
                             a Delaware corporation,


                             LIME ACQUISITION CORP.,
                            a California corporation,

                                       and


                      LIFEMASTERS SUPPORTED SELFCARE, INC.,
                            a California corporation



                            Dated as of May 30, 2006.




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                                TABLE OF CONTENTS



ARTICLE I.            THE MERGER...............................................2

         1.1      The Merger...................................................2
         1.2      Effective Time; Closing......................................2
         1.3      Effect of the Merger.........................................2
         1.4      Organization of Surviving Corporation........................2
         1.5      Effect on Company Securities.................................3
         1.6      Capital Stock of the Merger Sub..............................6
         1.7      Cancellation of Stock Owned by the Parent and the Merger Sub.6
         1.8      Payment of Merger Consideration; Series E Liquidation
                  Payments.....................................................6
         1.9      Exchange Procedure...........................................8
         1.10     Dissenting Shares and Dissenters' Rights.....................9
         1.11     Working Capital Adjustment..................................10


ARTICLE II.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........14

         2.1      Organization and Good Standing..............................14
         2.2      Subsidiaries................................................14
         2.3      Company Capital Structure...................................15
         2.4      Obligations With Respect to Capital Stock...................16
         2.5      Authority...................................................16
         2.6      Corporate Records...........................................17
         2.7      Financial Statements........................................17
         2.8      No Undisclosed Liabilities; Trade Payables..................18
         2.9      Absence of Certain Changes..................................18
         2.10     Property; Encumbrances......................................20
         2.11     Condition of Real Property..................................21
         2.12     Subleases...................................................21
         2.13     Intellectual Property.......................................21
         2.14     Insurance...................................................23
         2.15     Receivables and Payables....................................23
         2.16     Judgments; Litigation.......................................24
         2.17     Taxes.......................................................24
         2.18     Compliance with Law; Authorizations.........................25
         2.19     Environmental...............................................26
         2.20     Bank Accounts, Letters of Credit and Powers of Attorney.....27
         2.21     Contracts...................................................27
         2.22     Employees and Independent Contractors.......................29
         2.23     Employee Benefits...........................................30
         2.24     Customers...................................................32
         2.25     Government Investigation....................................32
         2.26     Compliance with Applicable Privacy and Security Laws........32
         2.27     Brokers' and Finders' Fees..................................33
         2.28     Transactions with Related Persons...........................33
         2.29     Certain Payments............................................33
         2.30     Board Approvals.............................................33
         2.31     Required Shareholder Approval...............................33
         2.32      Insolvency Proceedings.....................................34
         2.33     Approvals and Consents......................................34


ARTICLE III.          REPRESENTATIONS AND WARRANTIES  OF THE PARENT AND THE
                      MERGER SUB..............................................34

         3.1      Organization and Good Standing..............................34
         3.2      Authority...................................................35
         3.3      Brokers' and Finders' Fees..................................35
         3.4      Financing...................................................36


ARTICLE IV.           CONDUCT PRIOR TO THE EFFECTIVE TIME.....................36

         4.1      Ordinary Course.............................................36
         4.2      Amendment of Organizational Documents.......................36
         4.3      Liens.......................................................36
         4.4      Maintenance of Assets.......................................36
         4.5      Accounting and Tax..........................................36
         4.6      Compliance with Legal Requirements..........................36
         4.7      Disposition of Assets.......................................37
         4.8      Compensation................................................37
         4.9      Modification or Breach of Agreements; New Agreements........37
         4.10     Capital Expenditures........................................37
         4.11     Discharge...................................................37
         4.12     Issuance or Sale of Securities..............................37
         4.13     Dividends...................................................37
         4.14     Indebtedness................................................38
         4.15     Benefit Plans...............................................38
         4.16     Books and Records...........................................38
         4.17     Acquisitions................................................38
         4.18     Key Employees...............................................38
         4.19     Restrictive Covenants.......................................38
         4.20     Other Actions...............................................38
         4.21     Commitments.................................................38
         4.22     Permitted Expenditures......................................38


ARTICLE V.            ADDITIONAL AGREEMENTS...................................39

         5.1      Shareholder Approval........................................39
         5.2      Access to Information; Confidentiality......................40
         5.3      No Solicitation.............................................41
         5.4      Public Disclosure...........................................43
         5.5      Legal Requirements..........................................43
         5.6      Commercially Reasonably Efforts.............................44
         5.7      Notification................................................44
         5.8      Further Assurances..........................................46
         5.9      Expenses....................................................46
         5.10     Employee Benefits...........................................47
         5.11     Indemnification of Former Directors and Officers............47


ARTICLE VI.           CONDITIONS TO THE MERGER................................49

         6.1      Conditions to Obligations of Each Party to Effect the
                  Merger......................................................49
         6.2      Additional Conditions to Obligations of the Company.........49
         6.3      Additional Conditions to the Obligations of the Parent and
                  the Merger Sub..............................................50


ARTICLE VII.          TERMINATION, AMENDMENT AND WAIVER.......................52

         7.1      Termination.................................................52
         7.2      Effect of Termination.......................................53
         7.3      Amendment...................................................53
         7.4      Waiver......................................................53


ARTICLE VIII.         INDEMNIFICATION.........................................54

         8.1      Recovery from Escrow Fund...................................54
         8.2      Indemnification and Reimbursement by the Parent and the
                  Merger Sub..................................................54
         8.3      Limitations on Recovery from the Escrow Fund................55
         8.4      Limitations on Indemnification by the Parent and the
                  Merger Sub..................................................56
         8.5      Time Limitations............................................57
         8.6      Procedure for Indemnification - Third Party Claims..........58
         8.7      Procedure For Indemnification - Other Claims................60
         8.8      Treatment of Indemnity Payments.............................60
         8.9      Exclusive Remedy............................................60
         8.10     Shareholder Representative..................................60


ARTICLE IX.           GENERAL PROVISIONS......................................62

         9.1      Notices.....................................................62
         9.2      Interpretation; Knowledge...................................64
         9.3      Counterparts................................................64
         9.4      Entire Agreement............................................64
         9.5      Severability................................................64
         9.6      Other Remedies; Specific Performance........................65
         9.7      Governing Law; Waiver of Jury Trial.........................65
         9.8      Entire Understanding; No Third Party Beneficiaries..........65
         9.9      Assignment..................................................66
         9.10     Incorporation of Exhibits and Schedules.....................66

Annex A  --  Schedule of Shareholders to Execute Voting Agreements
Annex B  --  Schedule of Employees to Execute Employment, Retention Agreements
             and Signing Bonus Agreements
Annex C  --  Schedule of Material Consents

Exhibit A -- Form of Articles of Incorporation
Exhibit B -- Form of Bylaws
Exhibit C -- Proprietary Information Agreement
Exhibit D -- Form of Voting Agreement
Exhibit E -- Employment Agreements
Exhibit F -- Form of Escrow Agreement
Exhibit G -- Form of Opinion
Exhibit H -- Form of Letter of Transmittal

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                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of May 30, 2006 (the "Agreement Date") by and among Healthways, Inc., a Delaware corporation (the "Parent"), Lime Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Parent (the "Merger Sub"), LifeMasters Supported SelfCare, Inc., a California corporation (the "Company") and the Shareholder Representative (as defined below), for purposes of Sections 1.8, 1.11 8.5, 8.6 and 8.10 hereof only.

                                    RECITALS

         A........The Company is in the business of providing certain disease management programs and services for health plans, employers, governmental agencies and others (the "Business").

         B........Upon the terms and subject to the conditions of this
Agreement, and in accordance with the California General Corporation Law, as amended (the "CGCL"), the Parent, the Merger Sub and the Company desire to enter into a transaction pursuant to which the Merger Sub will merge with and into the Company (the "Merger").

         C........The respective boards of directors of the Parent, the Merger
Sub and the Company have approved, and declared it advisable and in the best interests of their respective shareholders to consummate, the Merger, upon the terms and subject to the conditions set forth herein.

         D........As a condition of the Parent's entering, and inducement to the
Parent to enter, into this Agreement and incur the obligations set forth herein, concurrently with the execution and delivery of this Agreement the shareholders of the Company listed on Annex A hereto are entering into Voting Agreements in the form attached hereto as Exhibit D (the "Voting Agreements"), pursuant to which each such shareholder agrees to vote (including by executing a written consent) the shares of Company Stock (as defined below) held by such shareholder in favor of approval of this Agreement and the transactions contemplated hereby, including the Merger.

         E........As a condition and inducement to the Parent to enter into this
Agreement and incur the obligations set forth herein, concurrently with the execution and delivery of this Agreement the employees of the Company identified in Annex B hereto are entering into Employment Agreements, Retention Agreements and Signing Bonus Agreements in the forms attached hereto as Exhibits E1-9 (the "Employment Agreements"), which agreements will replace such employees' existing employment agreements with the Company (or one of its subsidiaries) and will become effective upon consummation of the Merger.

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.........

                                   THE MERGER

1.1 The Merger. At the Effective Time (as defined below) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the CGCL, the Merger Sub shall be merged with and into the Company, the separate corporate existence of the Merger Sub shall cease and the Company shall continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

1.2 Effective Time; Closing. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing an Agreement of Merger (the "Agreement of Merger") or other instrument having similar effect with the Secretary of State of the State of California in accordance with the relevant provisions of the CGCL, and any other necessary agreement of merger or other instrument having similar effect with each other applicable Governmental Entity (as defined below) having jurisdiction over the transactions contemplated hereby, on the Closing Date (as defined below). The closing of the Merger (the "Closing") shall take place at the offices of Morrison & Foerster LLP in Irvine, California, commencing at 10:00 a.m. (Pacific Time) on the later of (i) September 1, 2006, or (ii) the third Business Day following the satisfaction or waiver of the conditions precedent set forth in Article VI hereof, or at such other place and time as the parties hereto may agree (the "Closing Date"). The Merger shall be effective upon the filing on the Closing Date of a properly executed Agreement of Merger or other instrument having similar effect with the Secretary of State of the State of California, or at such later time as agreed to by the parties and set forth in the Agreement of Merger (such time of effectiveness being referred to herein as the "Effective Time"). For purposes of this Agreement, "Business Day" means any day other than Saturday or Sunday or any other day on which banks in New York are permitted or required to be closed.

1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the CGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and the Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and the Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4      Organization of Surviving Corporation.  At the Effective Time:


(a) The Articles of Incorporation of the Company shall be amended and restated in their entirety to read as set forth in Exhibit A hereto, which shall become the Articles of Incorporation of the Surviving Corporation until thereafter amended.

(b) The Bylaws of the Company shall be amended and restated in their entirety to read as set forth in Exhibit B hereto, which shall become the Bylaws of the Surviving Corporation until thereafter amended.

(c) The directors of the Merger Sub immediately prior to the Effective Time shall become the directors of the Surviving Corporation, each to hold office until their respective successors are duly elected or appointed and qualified, in accordance with the Bylaws of the Surviving Corporation. The officers of the Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office until their respective successors are duly appointed, in accordance with the Bylaws of the Surviving Corporation.

1.5 Effect on Company Securities. In the Merger, at the Effective Time, (A) the Company's Series E Preferred Stock shall be converted into the right to receive, in the aggregate, the Series E Liquidation Payments as set forth herein, and (B) the Company Stock (excluding the Company's Series E Preferred Stock), the Options and the Warrants shall be converted into the right to receive, in the aggregate and as set forth herein (the "Merger Consideration"), cash in the amount of Three Hundred Seven Million Five Hundred Thousand Dollars ($307,500,000) (u) plus/less the Working Capital Adjustment Amount, (v) plus the Excess Amount or minus the Working Capital Shortfall, as applicable, (w) plus the Closing Cash Amount, (x) minus Company Indebtedness, (y) minus Transaction Expenses, and (z) minus the Series E Liquidation Payments (the sum of (u), (v),
(w), (x), (y) and (z) shall be referred to as the "Adjustment Amount"). The Merger Consideration shall be paid as follows: (i) Two Hundred Eighty Three Million Three Hundred and Seventy-Five Thousand Dollars ($283,375,000) plus/less the Adjustment Amount as estimated pursuant to Section 1.11, shall be payable in cash at the Effective Time in accordance with Sections 1.5(a), (b), (c) and (d) hereof, (ii) any Excess Amount shall be payable in cash at the time and in the manner set forth in Section 1.11(f) hereof (the sum of clauses (i) and (ii) the "Cash Consideration") and (iii) Twenty-Four Million One Hundred Twenty-Five Thousand Dollars ($24,125,000) (the "Escrow Deposit") shall be payable in cash at the Effective Time by the Parent into the Escrow Fund (as defined below) (the Escrow Deposit, together with any net profit from, or interest or income produced by, any Permitted Investments pursuant to this Agreement, as such amounts may be reduced pursuant to the terms of this Agreement, collectively the "Escrow Consideration") in accordance with Section 1.8(b) hereof.

                  Subject to the terms and conditions of this Agreement, by virtue of and in connection with the Merger and without any action on the part of the Merger Sub, the Company or the holders of any of the following securities, the following shall occur:

(a) Conversion of Company Preferred Stock. Under and in accordance with Article III, Section 2(g) of the Company's Articles of Incorporation as in effect on the date hereof, (i) each share of the Company's Series A, B, C, F and G Preferred Stock outstanding immediately prior to the Effective Time (collectively, with the Company's Series D and Series E Preferred Stock, the "Company Preferred Stock") shall be converted into one share of Company Common Stock (as defined below) immediately prior to the Effective Time and (ii) each share of the Company's Series D Preferred Stock outstanding immediately prior to the Effective Time shall be converted into 1.4409 shares of Company Common Stock immediately prior to the Effective Time, in each case other than shares owned by the Parent, the Merger Sub, the Company or any of their respective direct or indirect wholly-owned subsidiaries. At the Effective Time, each share of the Company's Series E Preferred Stock outstanding immediately prior to the Effective Time (other than shares of the Company's Series E Preferred Stock held by the Parent, the Merger Sub, the Company or any of their respective wholly-owned subsidiaries) will be canceled, extinguished and automatically converted into the right to receive, under and in accordance with Article III,
Section 2(b) of the Company's Articles of Incorporation as in effect on the date hereof, the per share payment payable thereon pursuant to such Article III,
Section 2(b) (the "Per-Share Series E Consideration," and collectively, the "Series E Liquidation Payments"). The Series E Liquidation Payments shall be made prior and in preference to any payments of Merger Consideration to holders of any other class or series of Company equity securities outstanding immediately prior to the Effective Time. For the avoidance of doubt, none of the Series E Liquidation Payments shall be included as Escrow Consideration.

(b) Conversion of Company Common Stock. At the Effective Time, each share of common stock (including any fractions thereof) of the Company (the "Company Common Stock") (including those shares of Company Common Stock resulting from the conversion of Company Preferred Stock as set forth in Section 1.5(a) hereof) outstanding immediately prior to the Effective Time, but excluding any Dissenting Shares and shares held by the Parent, the Merger Sub, the Company or any of their respective wholly-owned subsidiaries, will be canceled, extinguished and automatically converted into the right to receive (A) an amount in cash, without interest, equal to the amount obtained by dividing (x) the sum of (1) the Cash Consideration plus (2) the aggregate amount of the exercise price with respect to all Options (excluding any Out-of-the-Money Options) and Warrants (excluding any Out-of-the-Money Warrants) as of immediately prior to the Effective Time by (y) the Fully Diluted Shares Outstanding (the "Common Per-Share Cash Consideration"), and (B) an interest in the Escrow Consideration equal to the amount obtained by dividing (x) the Escrow Consideration, by (y) the total number of Fully Diluted Shares Outstanding (the "Per-Share Escrow Consideration", and together with the Common Per-Share Cash Consideration, the "Common Per-Share Merger Consideration"). For purposes of this Agreement, "Fully Diluted Shares Outstanding" shall mean the sum of (A) the number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, plus (B) the number of shares of Company Common Stock issuable upon conversion of the Company Preferred Stock (excluding the shares of Company Common Stock issuable upon conversion of the Company's Series E Preferred Stock) issued and outstanding immediately prior to the Effective Time, plus (C) the number of shares of Company Common Stock issuable upon exercise of all Options (excluding any Out-of-the-Money Options) and Warrants (excluding any Out-of-the-Money Warrants) outstanding immediately prior to the Effective Time (including Warrants to purchase Preferred Stock on an as-converted to Company Common Stock basis). Each share of Company Common Stock and Company Preferred Stock (collectively, the "Company Stock") held in the Company's treasury at the Effective Time will be cancelled and retired and all rights in respect thereof will cease to exist, without any conversion thereof or payment of any consideration in respect thereof.

(c) Treatment of Stock Options.

(i) At the Effective Time, each option to purchase Company Common Stock outstanding immediately prior to the Effective Time, whether vested or unvested (each an "Option"), shall be automatically converted into and thereafter shall solely represent the right to receive in settlement and cancellation thereof for each share of Company Common Stock issuable under such Option (A) an amount in cash (the "Option Cash Amount") equal to the difference between (i) and (ii), where (i) equals the Common Per-Share Cash Consideration and where (ii) equals the exercise price of such Option, and (B) an interest in the Escrow Consideration equal to the Per-Share Escrow Consideration (together with the Option Cash Amount, the "Option Consideration"). All such payments made pursuant to this Section 1.5(c) shall be less applicable Taxes (as defined below) required to be withheld with respect thereto.

(ii) From and after the Effective Time, holders of Options shall have no rights with respect to their Options other than as specifically provided in this
Section 1.5(c). At the Effective Time, the Company agrees to effect the termination of its 2004 Stock Incentive Plan, and 1997 Stock Incentive Plan and any other stock option plans, agreements and arrangements (together with the 1994 Stock Incentive Plan, collectively, the "Option Plans").

(iii) Prior to the Effective Time, the Company shall provide notice to each holder of an outstanding Option describing the treatment of such Option in accordance with this Section 1.5(c).

(iv) In the event the Option Consideration for any Option shall be equal to or less than zero, such Option shall be cancelled at the Effective Time without any consideration payable therefor (each an "Out-of-the-Money Option"). In the event a holder of Options exercises any Options prior to the Effective Time, the holder of Company Common Stock issuable upon exercise of such Options shall be entitled to receive the Common Per-Share Merger Consideration as set forth in
Section 1.5(b) hereof in lieu of the Option Consideration.

(v) The Company shall take all actions necessary and appropriate to effectuate the provisions of this Section 1.5(c), including such action as shall be necessary to accelerate the vesting of any unvested Option immediately prior to the Effective Time, and to ensure that, from and following the Effective Time, no Person shall have any right under the Options Plans, the Options or any other plan, program, agreement or arrangement with respect to equity securities of the Company, the Surviving Corporation or any subsidiary thereof. The term "Person" as used in this Agreement shall mean any individual, corporation, limited liability corporation, joint venture, partnership, unincorporated association, country, state or political subdivision thereof, trust or other entity.

(d) Treatment of Warrants. At the Effective Time, each warrant to purchase Company Common Stock or Company Preferred Stock outstanding immediately prior to the Effective Time pursuant to any warrant agreement (the "Warrants") shall be automatically converted into the right to receive in settlement and cancellation thereof for each share of Company Common Stock (on an as-converted to Company Common Stock basis) issuable under such Warrant (A) an amount in cash (the "Warrant Cash Amount") equal to the difference between (i) and (ii), where (i) equals the Common Per-Share Cash Consideration and where (ii) equals the exercise price per share (on an as-converted to Company Common Stock basis) of such Warrant, and (B) an interest in the Escrow Consideration equal to the Per-Share Escrow Consideration (the "Warrant Consideration"). In the event the Warrant Consideration for any Warrant shall be equal to or less than zero, such Warrant shall be cancelled at the Effective Time without any consideration payable therefor (each an "Out-of-the-Money Warrant"). In the event a holder of Warrants exercises any Warrants prior to the Effective Time, the holder of Company Common Stock issuable upon exercise of such Warrants or Company Common Stock issuable upon conversion of Preferred Stock received upon exercise of Warrants, as applicable, shall be entitled to receive the Common Per-Share Merger Consideration with respect thereto as set forth in Section 1.5(b) hereof in lieu of the Warrant Consideration. From and after the Effective Time, holders of Warrants shall have no rights with respect to their Warrants other than as specifically provided in this Section 1.5(d).

1.6 Capital Stock of the Merger Sub. Each share of common stock of the Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation. Each stock certificate of the Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

1.7 Cancellation of Stock Owned by the Parent and the Merger Sub. At the Effective Time, all shares of Company Stock that are owned by the Parent or the Merger Sub, or by any direct or indirect wholly-owned subsidiary of either of them, shall automatically be cancelled and cease to exist and no consideration shall be delivered in exchange therefor.

1.8      Payment of Merger Consideration; Series E Liquidation Payments.


(a) At or before the Closing, the Parent shall deliver cash equal to the sum of the Series E Liquidation Payments and the Cash Consideration (except for any Excess Amount paid in cash at the time and in the manner set forth in Section 1.11(f) hereof), by wire transfer of immediately available funds, to a bank or trust company designated as the exchange and paying agent in connection with the Merger by the Company and reasonably satisfactory to the Parent (the "Payment Agent"), and such funds shall be held in escrow by the Payment Agent for the benefit of the Parent until the Effective Time. From and after the Effective Time, all funds deposited by the Parent with the Payment Agent shall be for the sole benefit of the holders of Company Stock, Options and Warrants immediately prior to the Effective Time (collectively, the "Company Securities") for payment pursuant to the terms hereof and may not be withdrawn by or paid to the Parent other than (i) as provided in Section 1.9(c) hereof, or (ii) in order to pay any holders of Dissenting Shares (pursuant to which the Parent may withdraw up to an amount equal to, but in no event exceeding, the Common Per-Share Cash Consideration for each Dissenting Share). Subject to Section 1.9 hereof, the Payment Agent shall, as directed by the Surviving Corporation and consistent herewith, disburse all funds received pursuant to this Section 1.8 as soon as reasonably practicable following the Effective Time to the holders of Company Securities entitled to receive such funds pursuant hereto in accordance with
Section 1.5 hereof and as set forth on Schedule 1.8(a), which Schedule 1.8(a) shall be delivered to the Parent no later than seven (7) days prior to the Closing Date, and will be updated, as necessary, as of the Closing Date. The Company shall be solely responsible for the fees and expenses of the Payment Agent, and the fees and expenses paid to the Payment Agent for its services as contemplated by this Agreement, shall be included in Transaction Expenses.

(b) To secure the indemnification obligations contained in Article VIII hereof, to make any payments that are due pursuant to Section 1.11, and to provide for payments of certain expenses of the Shareholder Representative under Section
8.10 hereof, at the Closing the Parent and the Shareholder Representative shall enter into an escrow agreement with an escrow agent (the "Escrow Agent") mutually acceptable to the Parent and the Shareholder Representative substantially in the form of Exhibit F hereto (the "Escrow Agreement"). The Escrow Agent may be the same Person as the Payment Agent; provided, however, that each shall be an entity which meets the custodian requirements contained in
Section 17(f) of the Investment Company Act of 1940, as amended. At the Closing, the Parent shall deposit the Escrow Deposit into an escrow fund (the "Escrow Fund") maintained by the Escrow Agent. The Escrow Agent shall invest the amounts in the Escrow Fund as the Parent directs; provided, however, that such investments shall be solely in (i) obligations of or guaranteed by the United States of America or any agency thereof with maturity dates of ninety (90) days or less, (ii) commercial paper obligations receiving the highest rating from either Moody's Investors Service, Inc. or Standard & Poor's ratings group or
(iii) certificates of deposit with maturity dates of ninety (90) days or less issued by commercial banks incorporated under the laws of the United States of America or any states in the United States of America or any domestic branch of a foreign commercial bank, subject to supervision and examination by federal or state banking or depository institution authorities with combined capital, surplus and undivided profits exceeding $1,000,000,000 (collectively, "Permitted Investments") or in money market funds which are invested solely in Permitted Investments; provided further, however, that the maturities of Permitted Investments shall be such as to permit the Escrow Agent to make withdrawals from the Escrow Fund on no more than two (2) Business Days' notice. Any net profit from, or interest or income produced by, Permitted Investments in the Escrow Fund shall remain in and be a part of such Escrow Fund. The Escrow Fund shall be administered in accordance with the terms and provisions of the Escrow Agreement for a term ending twelve (12) months following the Closing Date (the "Escrow Termination Date"), subject to the resolution of any claims under Article VIII, Sections 1.11 and 8.5(c) hereof and the terms of the Escrow Agreement. The Shareholder Representative shall determine the Tax treatment of the earnings on the Escrow Consideration, including any net profit from, or interest or income produced by, Permitted Investments in the Escrow Fund, and the parties hereto shall, for Tax reporting purposes, report in a manner consistent with the Shareholder Representative's determination thereof. The Parent shall be solely responsible for the fees and expenses of the Escrow Agent.

(c) Notwithstanding anything herein to the contrary, pursuant to the terms of the Escrow Agreement, upon deposit of the Escrow Deposit into the Escrow Fund, the Escrow Agent shall deduct and segregate Five Hundred Thousand Dollars ($500,000) from the Escrow Deposit and deposit such amount in a separate escrow account (the "Shareholder Representative Escrow Fund"). Amounts in the Shareholder Representative Escrow Fund shall be reserved solely for the payment of any fees, costs or expenses incurred by or payable to the Shareholder Representative in performing its obligations hereunder ("Shareholder Representative Expenses") and shall not be available for any obligations under
Section 1.11 or any indemnification obligations contained in Article VIII. Any amounts in the Shareholder Representative Escrow Fund that have not been disbursed to the Shareholder Representative to pay or reimburse for Shareholder Representative Expenses pursuant to the terms of this Agreement and the Escrow Agreement prior to the expiration of the Escrow Period, or if later, the date on which all outstanding claims under Article VIII have been discharged in full, shall be deducted from the Shareholder Representative Escrow Fund and added back to the Escrow Fund, for distribution to the holders of the Company Common Stock, Options and Warrants in accordance with the terms of the Escrow Agreement and this Agreement.

(d) All amounts payable to the holders of the Company Securities from the Escrow Fund shall be distributed, pursuant to Schedule 1.8(a), promptly following the Escrow Termination Date, subject to the resolution of any claims under Article VIII, Sections 1.11 and 8.5(c) hereof and the terms of the Escrow Agreement, and in no event shall be distributed later than five (5) years after the Closing Date in accordance with Proposed Regulation 1.409A-3(g)(5)(iv) issued under Code
Section 409A and any subsequent Internal Revenue Service ("IRS") guidance relating thereto.

1.9      Exchange Procedure.

(a) As soon as reasonably practicable following the Effective Time, the Surviving Corporation shall send to each Person who was a holder of Company Securities immediately prior to the Effective Time a letter of transmittal substantially in the form attached hereto as Exhibit H (the "Letter of Transmittal") and any other appropriate materials for use in surrendering to the Company certificates or agreements that immediately prior to the Effective Time evidenced Company Securities. Except with respect to Dissenting Shares, until surrendered as contemplated by this Section 1.9(a), (i) each certificate evidencing Company Common Stock or Company Preferred Stock (excluding the Series E Preferred Stock) and each agreement evidencing an Option or Warrant shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Common Per-Share Merger Consideration, Option Consideration or Warrant Consideration that the holder thereof has the right to receive in respect of such Company Securities pursuant to the provisions of this Agreement, and (ii) each certificate evidencing the Company's Series E Preferred Stock shall be deemed after the Effective Time to represent only the right to receive the Per-Share Series E Consideration that the holder thereof has the right to receive in respect to such Series E Preferred Stock pursuant to the provisions of this Agreement. Other than with respect to Permitted Investments of amounts in the Escrow Fund, no interest shall be paid or will accrue on any cash payable to holders of Company Securities. Upon the proper surrender and exchange of certificates or agreements, or, in the absence thereof, Affidavits (as defined below), representing Company Securities and the delivery of an executed Letter of Transmittal to the Company or the Payment Agent in accordance herewith, each holder of such Company Securities shall be paid, without interest thereon, an amount in cash from the Payment Agent determined in accordance with
Section 1.5 hereof and as otherwise set forth herein. The Payment Agent shall be entitled to deduct and withhold, at the direction of the Surviving Corporation, from any Merger Consideration, Option Consideration, Warrant Consideration, or the Series E Liquidation Payments otherwise payable pursuant to this Agreement to any holder of Company Securities, such amounts as the Surviving Corporation is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law, and shall remit such withheld amounts to the Surviving Corporation as soon as reasonably practicable and consistent with applicable Legal Requirements. To the extent that amounts are so withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Securities. Notwithstanding anything herein to the contrary, no payment shall be made to any holder of Company Securities who does not present certificates or agreements for cancellation representing shares of Company Common Stock, Company Preferred Stock, Options or Warrants, or, in the alternative, an affidavit and indemnity, in form and substance reasonably satisfactory to the Parent, stating that any of such certificates or agreements are lost, stolen or destroyed and that such holder will indemnify and hold the Parent, the Surviving Corporation and each of their respective officers, directors and agents harmless from any costs, expenses and damages that may be incurred if such certificates or agreements are later produced (an "Affidavit").

(b) From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to shares of Company Stock which were outstanding immediately prior to the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of such shares of Company Stock. If, after the Effective Time, certificates representing Company Stock are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided herein.

(c) Any portion of the Merger Consideration, Option Consideration, Warrant Consideration and Series E Liquidation Payments deposited by the Parent with the Payment Agent or the Escrow Agent pursuant to Section 1.8 hereof which remains undistributed to holders of Company Securities twelve (12) months after the Effective Time shall be delivered to the Parent, upon demand, and any such holders who have not theretofore complied with this Section 1.9 shall look only to the Parent (subject to abandoned property, escheat and other similar laws) as general creditors for payment of their claim for the applicable Merger Consideration, Option Consideration, Warrant Consideration or Series E Liquidation Payments, if any, to be received in accordance herewith. Neither the Parent nor the Surviving Corporation shall be liable to any such holder for cash representing any portion of the Merger Consideration, Option Consideration, Warrant Consideration or Series E Liquidation Payments delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

1.10     Dissenting Shares and Dissenters' Rights.

(a) Notwithstanding anything contained herein to the contrary, any Company Common Stock held by a holder who has not voted in favor of the Merger or otherwise consented thereto in writing and who has the right to demand, and properly demands, an appraisal of any of such holder's shares of Company Common Stock in accordance with Chapter 13 of the CGCL or any successor provisions thereof (the "Dissenters' Provisions") (such shares being referred to herein as "Dissenting Shares") shall not be converted into the right to receive the Merger Consideration as set forth in Section 1.5, Section 1.8 and Section 1.9 hereof, but shall be converted into the right to receive such consideration as may be due such holder pursuant to Chapter 13 of the CGCL, unless and until such holder fails to perfect or otherwise loses or withdraws any such right to appraisal. With respect to any Dissenting Shares, the rights of a holder who complies with the provisions of Chapter 13 of the CGCL shall be limited exclusively to the appraisal rights provided under such Chapter 13. The Parent and the Surviving Corporation shall be solely responsible for any settlement of claims with respect to any Dissenting Shares and any judgment rendered against the Company in connection with any Dissenting Shares pursuant to Chapter 13 of the CGCL. Any such settlement of claims may be paid in cash, capital stock of the Parent or such other consideration as the Parent may determine, and any such judgment rendered against the Company in connection with any Dissenting Shares pursuant to Chapter 13 of the CGCL shall be paid in accordance with the CGCL. Holders of Dissenting Shares who fail to comply with the provisions of Chapter 13 of the CGCL with respect to those shares shall have the rights set forth in Section 1.10(b) hereof.

(b) If any holder of Company Common Stock who demands payment of the fair market value of its Dissenting Shares pursuant to the Dissenters' Provisions shall effectively withdraw or lose (through failure to perfect or otherwise) its right to such payment at any time, such shares of Company Common Stock shall not thereafter be Dissenting Shares hereunder and the shares of Company Common Stock of such holder shall be converted into a right to receive, and shall receive without any interest thereon, the Merger Consideration set forth in Section 1.5 hereof in exchange for such shares of Company Common Stock.

(c) The Company shall give prompt notice to the Parent of each demand received by the Company for appraisal of shares of Company Stock, attempted withdrawals of such demands and any other instruments and documents received or delivered in connection therewith pursuant to the CGCL. The Parent shall have the right to participate in negotiations and proceedings regarding each such demand. The Company shall not, except with the prior written consent of the Parent (which consent shall not be unreasonably withheld, conditioned or delayed), settle or make any payment regarding any such demand.

(d) The Company shall send to any shareholder of the Company who did not consent to the Merger and the transactions contemplated hereby, the notice contemplated in Section 1301 of the CGCL (the "Dissenters' Notice"). The Parent shall have the right to participate in review and approve the Dissenters' Notice (such approval not to be unreasonably withheld, conditioned or delayed), and shall furnish such information to the Company as the Company may reasonably request.

1.11     Working Capital Adjustment.

................... (a) Not later than two (2) Business Days prior to the
Closing, the Company shall prepare and deliver an estimated balance sheet as of the Closing Date (the "Estimated Closing Balance Sheet"), together with a good faith estimate of the Net Working Capital (as defined in subsection (b) below) of the Company as of the Closing Date (the "Estimated Net Working Capital"). The Estimated Closing Balance Sheet shall include line item estimates of (i) the Company Indebtedness as of the Closing Date, (ii) the Company's Closing Cash Amount and (iii) the Company's Transaction Expenses. The Estimated Closing Balance Sheet shall be prepared in accordance with generally accepted accounting principles in the United States, as in effect from time to time ("GAAP"), consistent with the Company's past practice, and shall be certified by the Company's chief financial officer as being a good faith estimate of the Net Working Capital, Company Indebtedness, Closing Cash Amount and Transaction Expenses of the Company as of the Closing. The Merger Consideration shall be (x) increased on a dollar-for-dollar basis to the extent that the Estimated Net Working Capital is a dollar amount that is greater than negative One Million Seven Hundred and Fifty Thousand Dollars (<$1,750,000>) (the "Targeted Net Working Capital") or (y) decreased on a dollar-for-dollar basis to the extent that the Estimated Net Working Capital is a dollar amount that is less than the Targeted Net Working Capital (such positive or negative adjustment being referred to as the "Working Capital Adjustment Amount"). For the avoidance of any doubt, the term "greater" in Section 1.11(a)(x) shall mean any dollar amount that is positive, or equal to zero dollars ($0), or between zero dollars ($0) and an amount up to, but not including, negative One Million Seven Hundred and Fifty Thousand Dollars (<$1,750,000>).

................... (b) "Net Working Capital" means the Company's (i) total current assets, including without limitation, inventory (participant equipment), accounts receivable (net of reserves for doubtful accounts), prepaid expenses, Permitted Expenditures to the extent paid or accrued on or before Closing, but, however, in order to avoid duplication, excluding those Permitted Expenditures classified as current assets (i.e., prepaid rent) and other current assets (but shall exclude all cash and deferred tax assets) minus (ii) total current liabilities, including without limitation, accounts payable, accrued compensation (excluding the employer portion of any state or federal employment tax obligations arising out of the transactions contemplated by Sections 1.5(c) and (d) hereof), current portion of capital leases, accrued expenses, deferred revenue and fees reimbursable (but shall exclude contract billings in excess of earned revenues, accrued interest to the extent included in Company Indebtedness and liabilities resulting from Permitted Expenditures at Closing to the extent included in Company Indebtedness), determined in all cases, as applicable, in accordance with GAAP consistent with the Company's past practice; provided that Final Net Working Capital shall include as current liabilities any Company Indebtedness and any Transaction Expenses, to the extent such amounts were not previously deducted from the Merger Consideration as part of the Adjustment Amount. In addition, for purposes of calculating the Final Net Working Capital, in the event the Closing Cash Amount set forth on the Final Balance Sheet is (x) less than the Closing Cash Amount set forth on the Estimated Closing Balance Sheet (such deficiency, the "Cash Deficiency"), the Final Net Working Capital shall be reduced by such Cash Deficiency, or (y) greater than the Closing Cash Amount set forth on the Estimated Closing Balance Sheet (such excess amount, the "Cash Excess Amount"), the Final Net Working Capital shall be increased by such Cash Excess Amount. The parties agree that the Net Working Capital shall be calculated strictly in accordance with Schedule 1.11(b) and Section 1.11(b) hereof.

         In addition, for the purposes of this Agreement:

(i) "Company Indebtedness" shall mean any indebtedness of the Company or any of its Subsidiaries for borrowed money, and all other outstanding notes for indebtedness issued by the Company or any Subsidiary in connection with acquisitions by the Company or any Subsidiary, whether current or funded, or secured or unsecured, matured or unmatured, and without duplication, including all interest accrued thereon through the Closing Date and excluding all prepayment fees or premiums associated therewith (which are considered Transaction Expenses under Section 5.9 hereof), and including, in any case, Financing approved as a Permitted Expenditure to the extent such amount otherwise would constitute Indebtedness, as of the Closing Date, and including any Financing to the extent not approved as a Permitted Expenditure.

(ii) "Closing Cash Amount" shall mean Company cash (excluding cash or investments held in the Company's accounts or by any Third-Party in connection with an escrow or similar arrangement or cash used to collateralize the long-term portion of obligations of the Company).

(iii) "Permitted Expenditures" shall mean such costs, fees, or expenses (whether capital or operating and whether current or long-term) and any related Financing, requested to be incurred by the Company and approved by the Parent in its sole and absolute discretion within ten (10) days (or such shorter or longer period of time as may be mutually agreed to by the parties) of the Company's written request (the "Approval Period"), which the Company has determined in good faith is necessary to effectuate the associated New Business Opportunity; provided that, without limiting the generality of the foregoing, the Company acknowledges that the Parent may place reasonable conditions on its approval of any Permitted Expenditures. The Company agrees that in requesting the approval of the Permitted Expenditures and any related Financing, the Company shall provide the Parent with prompt notice and reasonable detail of such expenditures, the New Business Opportunity and any related Financing.

(iv) "Additional Expenditures" shall mean such costs, fees or expenses (whether capital or operating and whether current or long-term) and any related Financing, requested to be incurred by the Company and not approved by the Parent within the Approval Period, which the Company has determined in good faith is necessary to effectuate the associated New Business Opportunity. In the event that the Parent does not approve the Company's request to treat an Additional Expenditure or any Financing as a Permitted Expenditure, the Parent shall provide the Company, in reasonably detail, the basis for its objection.

(v) "New Business Opportunity" shall mean (i) any new business opportunity of the Company, or (ii) any expansion of the Company's Business, that is, in each case (a) not included in the Company's Current Budget and
         (b) pursued in good faith, in furtherance of the Company's Business and in a manner that would not violate the provisions of Article IV (other than Sections 4.1(a), 4.3, 4.7(b)(i), 4.9(a), 4.10, 4.14, 4.19(b)
         (except for "most favored nation" clauses or other similar type restrictions) and 4.21).

(vi) "Financing" shall mean any secured or unsecured financing entered into or utilized by the Company in good faith to finance any Permitted Expenditure or Additional Expenditure, as applicable, which financing shall (i) not exceed the aggregate amount of the subject Permitted Expenditure or Additional Expenditure, as applicable, and (ii) be upon commercially reasonable terms. Any Financing approved by Parent as a Permitted Expenditure, shall be treated as a Permitted Expenditure (and excluded from Company Indebtedness) and any Financing not approved by Parent as a Permitted Expenditure shall be included in Company Indebtedness.

(vii) "Current Budget" shall mean the Company's current operating budget dated February 7, 2006, a true, correct and complete copy of which has been provided to Parent.

................... (c) As soon as reasonably practicable after the Closing Date, but not later than sixty (60) days after the Closing Date, the Parent shall prepare and deliver to the Shareholder Representative (i) an unaudited schedule (the "Final Balance Sheet") setting forth the Company Indebtedness, Closing Cash Amount, Transaction Expenses, Permitted Expenditures and the Net Working Capital (the "Final Net Working Capital" and together with the Final Balance Sheet, the "Final Statements") of the Company as of the Closing Date calculated by the Parent in accordance with GAAP consistent with the Company's past practice, and (ii) a schedule (together with any appropriate back-up information) describing in reasonable detail the differences between the Estimated Net Working Capital and the Final Net Working Capital.

................... (d) Within forty-five (45) days of delivery of the Final
         Statements, the Shareholder Representative may deliver written notice (the "Protest Notice") to the Parent of any objections that the Shareholder Representative may have to the Final Statements. Such Protest Notice shall set forth in reasonable detail (to the extent calculable) the basis of such objection together with the amount(s) in dispute and any determination not specifically objected to in the Protest Notice shall be deemed acceptable and shall be final and binding upon the parties upon delivery of the Protest Notice. The failure of the Shareholder Representative to deliver such Protest Notice within the prescribed time period will constitute the Shareholder Representative's acceptance of the Final Statements as determined by the Parent. Upon receipt of the Final Statements, the Shareholder Representative shall be given reasonable access, during normal business hours, to all of the Company's (including the Surviving Corporation's) books and records (including working papers, schedules and calculations) reasonably relating to the Final Statements for the purpose of verifying the Final Statements.

................... (e) Upon receipt of a Protest Notice within such forty-five
         (45) day period, the Parent and the Shareholder Representative shall attempt in good faith to resolve any dispute regarding the calculation of the Final Statements. If the Parent and the Shareholder Representative are unable to resolve any disagreement with respect to the Final Statements within twenty (20) days following Parent's receipt of the Protest Notice, then such dispute shall be submitted to a nationally recognized accounting firm mutually agreed upon, in good faith, by the Parent and the Shareholder Representative (the "Arbitrating Accountant"). The Arbitrating Accountant will send to the Parent and the Shareholder Representative, within thirty (30) days of the date on which such dispute is referred to such Arbitrating Accountant, its determination on the specific matters in dispute which calculation shall be between the determinations prepared by the Shareholder Representative and Parent and shall be final and binding on all parties. The fees, costs and expenses of the Arbitrating Accountant shall be paid half by the Parent and half by the Shareholder Representative.

................... (f) Within five (5) days of the determination of the Final
         Net Working Capital in accordance with Sections 1.11(c), (d) and (e), as applicable:

................... (i) if the Final Net Working Capital is greater than the
         Estimated Net Working Capital, the Parent shall pay to the Shareholder Representative, for the benefit of the holders of the Company Stock, Options and Warrants, in immediately available funds, the amount of such excess (the "Excess Amount"); or

................... (ii) if the Estimated Net Working Capital is greater than the
         Final Net Working Capital (such amount the "Working Capital
         Shortfall"), Parent shall be entitled to recover such amount from the Escrow Fund.

         Each of the parties acknowledge and agree that in the event of a Working Capital Shortfall, the Parent shall be entitled to recover the full amount of the Working Capital Shortfall from the Escrow Fund without regard to the Deductible or any other limitations set forth in Section 8.3(a) hereof. The Shareholder Representative shall distribute or cause to be distributed the Excess Amount to the holders of Company Stock, Options and Warrants in accordance with Schedule 1.8(c).

ARTICLE II........

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As used in this Agreement, the term "Material Adverse Effect" means any change in or effect on a party and its subsidiaries, taken as a whole, that individually or in the aggregate is materially adverse to the business, assets, results of operations or financial condition of such party and its subsidiaries taken as a whole, or is reasonably likely to materially and adversely affect the ability of such party to conduct its business in the manner in which it is currently conducted or is reasonably likely to affect its ability to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         Except as expressly contemplated by this Agreement, or as set forth in the schedule of exceptions (the "Company Schedule of Exceptions") delivered by the Company to the Parent and the Merger Sub concurrently with the execution and delivery hereof and updated, if applicable, pursuant to Section 5.7(a) hereof, the Company hereby represents and warrants to the Parent and the Merger Sub, as of the Agreement Date and as of the Closing Date, as set forth in this Article
II. References to "Schedules" in this Article II refer to Schedules contained in the Company Schedule of Exceptions.

2.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with full power and authority to own, operate and lease its assets and properties and to conduct the Business as currently conducted by the Company. Each Subsidiary (as defined below) is duly organized, validly existing and in good standing in the state of its organization, which is set forth on Schedule 2.1, with full power and authority to own, operate and lease its assets and properties and to conduct the its business as currently conducted. The Company and each Subsidiary is qualified as a foreign corporation or partnership in each jurisdiction in which it is required to qualify to do business except to the extent any failures to so qualify would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

2.2 Subsidiaries. Schedule 2.2 sets forth a true, complete and correct list of all direct or indirect subsidiaries of the Company (each a "Subsidiary" and collectively the "Subsidiaries") and the amount and nature of the Company's ownership percentage or interest therein, and the Company has no direct or indirect subsidiaries and owns no shares of capital stock or equity interests of any corporation or any interest in the ownership or management of any other entity except in those corporations and entities listed on Schedule 2.2. All of the outstanding capital stock and ownership interests, as applicable, of the Subsidiaries are duly and validly issued, fully paid and non-assessable. There are no options, warrants, equity securities or similar ownership interests, calls, rights (including preemptive rights), bonds, debentures, notes or other indebtedness having general voting rights or debt convertible into securities having such rights, commitments or agreements of any character to which any Subsidiary is a party or by which it is bound obligating any Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition, of any shares of capital stock or any ownership interest of any Subsidiary or obligating any Subsidiary to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, partnership interest or similar ownership interest, call, right, commitment or agreement.

2.3 Company Capital Structure. The authorized capital stock of the Company consists of (a) 14,000,000 shares of common stock, of which 1,086,842 shares are issued and outstanding as of the date hereof, and (b) 8,449,564 shares of preferred stock, of which (i) 500,000 shares have been designated Series A, all of which are issued and outstanding as of the date hereof, (ii) 431,550 shares have been designated Series B, all of which are issued and outstanding as of the date hereof, (iii) 2,077,428 shares have been designated Series C, of which 2,074,935 shares are issued and outstanding as of the date hereof, (iv) 2,400,000 shares have been designated Series D, all of which are issued and outstanding as of the date hereof, (v) 2,015,450 shares have been designated Series E, all of which are issued and outstanding as of the date hereof, and
(vi) 920,526 shares have been designated Series F, of which 609,492 shares are issued and outstanding as of the date hereof; and (vii) 104,610 shares have been designated Series G, of which 96,525 shares are issued and outstanding as of the date hereof. All outstanding shares of Company Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive or first refusal rights created by statute, the Articles of Incorporation or Bylaws of the Company or any agreement or document to which the Company is a party or by which it is bound. As of the date hereof, the outstanding shares of Series A Preferred are convertible into 500,000 shares of Company Common Stock, the outstanding shares of Series B Preferred are convertible into 431,550 shares of Company Common Stock, the outstanding shares of Series C Preferred are convertible into 2,074,935 shares of Company Common Stock, the outstanding shares of Series D Preferred are convertible into 3,458,203 shares of Company Common Stock, the outstanding shares of Series E Preferred are convertible into 2,015,450 shares of Company Common Stock, the outstanding shares of Series F Preferred are convertible into 609,492 shares of Company Common Stock and the outstanding shares of Series G Preferred are convertible into 96,525 shares of Company Common Stock. The Company has reserved an aggregate of 9,326,155 shares of Company Common Stock for issuance upon conversion of the Company Preferred Stock. The Company has reserved an aggregate of 830,747 shares of Company Common Stock for issuance pursuant to the Company's 1994 Stock Incentive Plan, under which as of the date hereof Options are outstanding for an aggregate of 365,573 shares of Company Common Stock and no shares of Company Common Stock are available for grant. The Company has reserved an aggregate of 1,398,078 shares of Company Common Stock for issuance pursuant to the Company's 1997 Stock Incentive Plan, under which as of the date hereof Options are outstanding for an aggregate of 832,429 shares of Company Common Stock and 92,894 shares of Company Common Stock are available for grant. The Company has reserved an aggregate of 761,500 shares of Company Common Stock for issuance pursuant to the Company's 2004 Stock Incentive Plan, under which as of the date hereof Options are outstanding for an aggregate of 459,500 shares of Company Common Stock and 37,000 shares of Company Common Stock are available for grant. As of the date hereof, an aggregate of 590,000 shares of Company Common Stock are subject to outstanding Options issued outside of any stock incentive or similar plan of the Company, and an aggregate of 590,000 shares of Company Common Stock have been reserved for issuance upon the exercise of such Options. As of the date hereof, there are outstanding Warrants to purchase an aggregate of 15,000 shares of Company Common Stock and 140,000 shares of Series F Preferred. The Company has reserved a sufficient number of shares of Company Common Stock and Company Preferred Stock (as applicable) for issuance upon exercise of Warrants outstanding on the date hereof and for the conversion of Company Preferred Stock issuable upon exercise of certain of such outstanding Warrants into shares of Company Common Stock. All shares of Company Stock subject to issuance upon the exercise of Options and Warrants outstanding as of the date hereof, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. Schedule 2.3 hereof sets forth, as of the Agreement Date, a complete and accurate list of the holders of record of Company Stock (excluding any Options or Warrants exercised as of Agreement Date) as reflected in the Company's books and records, setting forth the number of shares of Company Stock, and the class or series of such shares, held by each holder and (for shares other than Company Common Stock) the number of shares of Company Common Stock (if any) into which such shares are convertible. Schedule 2.3 also sets forth as of the Agreement Date, a list of all holders of record of outstanding Options and Warrants (excluding any Options or Warrants exercised as of Agreement Date) as reflected in the Company's books and records, indicating with respect to each such Option or Warrant, the exercise price per share, date of grant and, as it relates to Options, the stock incentive plan under which such Option was granted or if granted outside of such plans, a reference to that effect.

2.4 Obligations With Respect to Capital Stock. Except as set forth in Section
2.3 hereof, there are no equity securities or similar ownership interests of any class of capital stock of the Company, or any securities exchangeable or convertible into or exercisable for such shares of capital stock. Except as set forth in Section 2.3 hereof, there are no options, warrants, equity securities or similar ownership interests, calls, rights (including preemptive rights), bonds, debentures, notes or other indebtedness having general voting rights or debt convertible into securities having such rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, equity security or similar ownership interests, calls or rights or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise). Except as set forth in Schedule 2.4, there are no registration rights, voting trusts or agreements, proxies or other agreements or understandings to which the Company or any Subsidiary is a party, or to the Company's Knowledge, among the Company's shareholders, with respect to any equity security of any class of the Company. The allocation of the Merger Consideration and the Series E Liquidation Payments provided in Section 1.5 hereof, are in accordance with the Company's Articles of Incorporation. There are no dividends on any shares of Company Stock accrued or declared and unpaid as of the Agreement Date. In accordance with the terms of the Company's Articles of Incorporation, all Company Preferred Stock, other than the Series E Preferred Stock, will convert automatically into Company Common Stock immediately prior to the Merger without any action on the part of the Company or its shareholders.

2.5      Authority.


(a) The Company has all requisite power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject only to the approval and adoption of this Agreement and the Merger by the shareholders of the Company and the filing and recordation of the Agreement of Merger or other instrument having similar effect pursuant to the CGCL. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Parent and the Merger Sub, constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally and the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of the Company, or the equivalent organizational documents of any of the Subsidiaries, or any law, rule, regulation, order, permit, authorization, approval, or other requirement of a Governmental Entity, judgment or decree applicable to the Company or any Subsidiary or by which any of their respective properties is bound or affected (collectively, the "Legal Requirements"), (ii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate or modify any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective assets or properties are bound or affected, or (iii) result in the creation of a lien, pledge, hypothecation, charge, encumbrance, security interest, claim or restriction (collectively, "Liens" and each individually a "Lien") on any of the properties or assets of the Company or any Subsidiary pursuant to any of the foregoing.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, including without limitation any Medicare or Medicaid program and the Federal Trade Commission (each, a "Governmental Entity") is required by or with respect to the Company in connection with the execution and delivery of this Agreement or with the consummation of the transactions contemplated hereby, except for (i) the filing of the Agreement of Merger or other instrument having similar effect with the Secretary of State of the State of California, and (ii) applicable requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

2.6 Corporate Records. The books and records of the Company and the Subsidiaries are true, complete and correct in all material respects. Complete and accurate copies of all books and records of the Company and each Subsidiary have been provided or made available to the Parent. Complete and accurate copies of all minute books of the Company and the Subsidiaries have been delivered or made available to the Parent and in all material respects contain complete and accurate records of all meetings, resolutions adopted and other actions taken by the Boards of Directors, all committees of the Boards of Directors and the shareholders of the Company and the Subsidiaries from their respective dates of formation to the date of this Agreement.

2.7 Financial Statements. Schedule 2.7(a) contains true, correct and complete copies of (i) the audited consolidated balance sheets of the Company as of December 31, 2005 and December 31, 2004, and the related consolidated statements of operations, stockholders equity and cash flows for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 and related notes (all of the foregoing described financial statements being herein collectively referred to as the "Audited Financial Statements"), (ii) the unaudited consolidated balance sheet of the Company as of April 30, 2006 (the "Unaudited Balance Sheet"), and (iii) the unaudited consolidated statements of operations and cash flows of the Company for the four (4) months ended April 30, 2006 (together with the Unaudited Balance Sheet, the "Unaudited Financial Statements") (the Audited Financial Statements and the Unaudited Financial Statements are collectively referred to herein as the "Financial Statements"). The Financial Statements (w) have been prepared in accordance with GAAP, consistently applied as of the dates and during the periods covered thereby (except for the absence of footnotes to the Unaudited Financial Statements), (x) present fairly, in all material respects, the consolidated financial position and consolidated results of operations, changes in stockholders' equity, and cash flows of the Company as of the dates and for the periods specified therein,
(y) subject to any adjustments required by GAAP, have been derived from and are in agreement with the books and accounting records of the Company, and (z) contain and reflect adequate reserves, in accordance with GAAP, for all reasonably anticipated losses, costs and expenses.

2.8 No Undisclosed Liabilities; Trade Payables. Except (a) to the extent set forth or provided for in the Financial Statements or the notes thereto or (b) as set forth on Schedule 2.8, neither the Company nor any Subsidiary has (i) any indebtedness for borrowed money, whether current or funded, or secured or unsecured, matured or unmatured, or capital lease obligations or (ii) other liabilities or obligations of the type required to be disclosed pursuant to GAAP, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise (including, without limitation, unasserted claims) other than such as have been incurred in the ordinary course of the Business, consistent with past practices (the "Ordinary Course") since the date of the Unaudited Balance Sheet that individually or in the aggregate have not had and could not reasonably be expected to have a Material Adverse Effect on the Company.

2.9 Absence of Certain Changes. Since December 31, 2005, the Company and each Subsidiary have conducted the Business in the Ordinary Course, and except as disclosed in Schedule 2.9 or in the Financial Statements or as contemplated by this Agreement or the Escrow Agreement, neither the Company nor any Subsidiary has:

(a) incurred any material debts or liabilities (absolute, accrued, contingent or otherwise), other than liabilities as set forth in the Unaudited Balance Sheet and current liabilities incurred in the Ordinary Course (none of which individually or in the aggregate has had a Material Adverse Effect on the Company);

(b) been subjected to or permitted a Lien, other than a Permitted Lien, upon any of the assets or properties of the Company or any Subsidiary;

(c) sold, transferred, licensed, leased or otherwise disposed of any of its material rights, assets or properties other than in the Ordinary Course;

(d) discharged or satisfied any material Lien other than a Lien securing, or paid any obligation or liability other than, current liabilities shown on the unaudited consolidated balance sheet dated April 30, 2006 (the "Unaudited 2006 Balance Sheet") included in the Unaudited Financial Statements and current liabilities incurred prior to the Closing Date, in each case in the Ordinary Course;

(e) canceled or compromised any debt in excess of $100,000 owed to, or claim of or against it, or waived or released any right of value in excess of $100,000, other than in the Ordinary Course;

(f) entered into any material transaction, or otherwise committed or obligated itself to any material capital expenditure, other than in the Ordinary Course;

(g) made any change in the accounting methods, principles or practices followed by it;

(h) entered into, made or suffered any amendment or termination of, or waived or assigned any material right under, any Contract set forth on Schedules 2.21(a) or 2.24 or any leases set forth on Schedule 2.10(a);

(i) paid, or agreed to pay, any increase in compensation payable or to become payable (including any bonus or commission formula) of any kind to any director, executive officer, other employee or independent contractor, other than in the Ordinary Course;

(j) adopted, changed or suffered any material change in any Plan or accelerated the payments under any Plan affecting any employee of the Company or any Subsidiary otherwise than to conform to Legal Requirements;

(k) purchased or otherwise acquired all or substantially all of the business or assets of any other Person (as defined below) which forms a material portion of the Business;

(l) entered into any transaction or series of related transactions with any individual Related Person;

(m) failed to pay or perform any of its material obligations when and to the extent due;

(n) entered into any employment agreements, or other agreement to retain employees or independent contractors, other than in the Ordinary Course;

(o) entered into any collective bargaining agreements;

(p) failed to renew any insurance policies material to the Business as currently conducted by the Company, except where any such insurance policy has been replaced with a policy having comparable limits, or materially reduced the amount of insurance coverage provided to the Company by existing insurance policies or self-insurance program;

(q) suffered any loss or suspension or received notice of any adverse action, decision or finding with respect to any material Authorizations (as defined below);

(r) merged or consolidated with, or acquired all or a material portion of the assets, capital stock or debt securities of, any Person or any business or division thereof;

(s) other than in the Ordinary Course, (i) disposed of, granted, or obtained, abandoned, or permitted to lapse any rights to, any Proprietary Assets, or dispose of or disclose to any Person, other than representatives of the Parent, any trade secret or (ii) acquire any rights in any Proprietary Assets developed by any third party;

(t) declared, set aside or paid any dividend or distribution (whether in cash, securities or property or a combination thereof) to the holders of Company Stock;

(u) changed or amended the organizational documents of the Company or any Subsidiary;

(v) made any Tax election inconsistent with past practice, changed any Tax election already made, settled or compromised any Tax liability or agreement to an extension of a statutory period of limitations for the assessment of Tax, failed to file any Tax Return when due, or failed to pay any Taxes when due;

(w) made or suffered any change which has or could be reasonably expected to constitute a Material Adverse Effect, other than, after the Agreement Date, any such effect to the extent attributable to or resulting from (but only to the extent that the effect of a change on the Company and its Subsidiaries is not materially different than on companies comparable to the Company): (w) any change in the laws, rules or regulations of general applicability governing companies comparable to the Company, or interpretations thereof by courts or any Governmental Entity, (x) any change in GAAP, regulatory accounting principles or interpretations thereof, in each case which affects companies comparable to the Company, or (y) changes, after the date of this Agreement, in global or national political conditions (including the outbreak of war or acts of terrorism); and

(x) entered into any agreement or otherwise obligated itself to do any of the foregoing.

2.10     Property; Encumbrances.

(a) Schedule 2.10(a) contains a list of all real property leased by the Company or any Subsidiary (the "Real Property"). Neither the Company nor any Subsidiary owns any Real Property.

(b) Schedule 2.10(b) contains a list of all tangible personal property owned by the Company or any Subsidiary, or held by the Company or any Subsidiary pursuant to a lease or license (in which case such lease or license is also listed), which has a net book value or commitment in excess of $200,000.

(c) The leases and licenses listed on Schedule 2.10(a) and Schedule 2.10(b) are in full force and effect without any material default or waiver thereunder by the Company or any Subsidiary or, to the Knowledge of the Company, by any other party thereto. True and complete copies of all leases and licenses listed on
Schedule 2.10(a) and Schedule 2.10(b) have been delivered or made available to the Parent. The Company or its Subsidiaries own or have good and marketable fee title to or a valid leasehold or license interest in all of the Leased Real Property, material personal assets and properties (including those reflected as assets on the Unaudited 2006 Balance Sheet or acquired since the date thereof) used or held for use in connection with the Business as currently conducted by the Company, free and clear of all Liens other than Permitted Liens. For purposes of this Agreement, "Permitted Liens" means: (i) any Lien for Taxes and general or special assessments not yet due and payable; (ii) Liens in respect of pledges or deposits under workers' compensation laws or similar legislation, any landlord's, carriers', warehousemen's, attorneys', mechanics', laborers' materialmen's or similar statutory Liens; (iii) purchase money Liens and Liens securing rental payments under capital lease arrangements and other similar equipment lease financing arrangements; (iv) any Lien for indebtedness and liabilities disclosed: (y) on Schedule 2.10(c)(i); or (z) in the Financial Statements and listed on Schedule 2.10(c)(ii); (v) easements, reservations, covenants, conditions and restrictions (but not violations thereof) of public record or disclosed in the Company's existing title policies, the Company's leases for real property, or as would be disclosed on current title reports or surveys, in each case under this clause (v) which are not material in character, amount or extent, and which do not detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby; and (vi) Liens in respect of Permitted Expenditures. All such Real Property and all material personal assets and properties are in good operating condition and repair, subject to ordinary wear and tear. The Company has all necessary personal assets, equipment and properties to engage in the Business as currently conducted by the Company.

2.11 Condition of Real Property. The Real Property is supplied with utilities and other services necessary for the operation of the Business as currently conducted by the Company. No condemnation proceeding is pending, to the Knowledge of the Company, threatened, which would impair the occupancy, use or value of any of the Real Property.

2.12 Subleases. Neither the Company nor any Subsidiary has subleased, assigned or transferred any of the Company's or the Subsidiary's rights with respect to the Real Property, nor has the Company or any Subsidiary entered into any agreement to do so.

2.13     Intellectual Property.

(a) For the purposes of this Agreement, "Proprietary Assets" means any of the following, provided they are used by the Company or its Subsidiaries in the operation of their respective businesses (i) any patents, copyrights, technology, know-how, processes, trade secrets, algorithms, inventions, works of authorship, proprietary data, databases, formulae, research and development data, and computer software; trademarks, trade names, service marks, trade dress and logos, and the goodwill associated therewith; domain names, moral rights, and proprietary rights of any kind or nature; and any and all registrations, applications, recordings, licenses, and common law rights relating to any of the foregoing of the Company, and (ii) any licenses, sublicenses and other agreements as to which the Company is a party or to which it may be bound which may involve indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license, sublicenses and other agreements entered into the Ordinary Course).

(b) Schedule 2.13(b) sets forth a complete list of (i) all registered Proprietary Assets which have been issued to the Company and (ii) each pending application for registration of Proprietary Assets which the Company has made. True, accurate and complete copies of all such registrations and applications, in each case, as amended, or otherwise modified and in effect, have been made available to the Buyer. Each such registration and application is subsisting.
Schedule 2.13(b) also identifies each material trademark, service mark, trade name, or trade dress that is used by Company in connection with its business and
(A) is owned by a third party or (B) which is unregistered and for which no application for registration is pending.

(c) The Company is the sole owner (free and clear of any Liens, other than Permitted Liens) of the registrations and is a party to the licenses of all Proprietary Assets set forth on Schedule 2.13(b). The Company is the exclusive owner of (free and clear of any Liens, other than Permitted Liens) the Proprietary Assets developed by its employees and contractors or otherwise acquired, assigned or transferred to the Company and, to the Company's Knowledge, has all necessary rights to use thereof or the material covered thereby. To the Company's Knowledge, the Company is validly licensed to use the Proprietary Assets not owned by the Company. In each case in which the Company has acquired any Proprietary Assets from a third party (other than by license or through the public domain), the Company has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Proprietary Assets (including the right to seek past and future damages with respect to such Proprietary Assets) to the Company and, to the extent warranted in the Company's reasonable judgment, in accordance with applicable laws and regulations, the Company has recorded each such assignment with the relevant governmental authorities, including the U.S. Patent and Trademark Office, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be.

(d) No claims have been asserted or threatened by any Person nor to the Company's Knowledge are there any valid grounds for any bona fide claims (i) to the effect that the manufacture, sale, licensing or use of any of the products or services of the Company as manufactured, sold, licensed or used by the Company infringes on or misappropriates any third party's Proprietary Assets;
(ii) against the use by the Company of the Proprietary Assets used in the business of the Company as currently conducted; or (iii) challenging the ownership by the Company or the validity or effectiveness of any of the Company's Proprietary Assets. The Company has taken all actions necessary to maintain the registrations and applications for all patents, trademarks, service marks and copyrights that constitute Proprietary Assets that are held by the Company and currently used by the Company in the operation of its business.

(e) To the Company's Knowledge, there is no unauthorized use, infringement or misappropriation of any of the Proprietary Assets owned by the Company by any third party, including any employee or former employee of the Company. The Company has not received any written notice that any employees of the Company that are obligated under any Contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the business of the Company as presently conducted or proposed to be conducted, taken as a whole. It will not be necessary for the Company to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to or outside of their employment by the Company.

(f) None of the Proprietary Assets owned by the Company or the Company products or services is subject to any outstanding decree, order, judgment, or stipulation by a Governmental Authority restricting in any manner the licensing thereof by the Company.

(g) The Company has not entered into any agreement under which it is restricted from selling, licensing or otherwise distributing any of its Proprietary Assets to any class of customers, in any geographic area, during any period of time or in any segment of the market.

2.14 Insurance. Schedule 2.14 contains a true and complete list (including the name of the insurer, policy number, coverage amount, deductible amount, premium amount and expiration date) of all insurance policies currently in force that cover or purport to cover risks or losses to or associated with the Company's and/or any Subsidiary's business, operations, premises, properties, assets, employees, agents and directors (collectively, the "Policies"). Schedule 2.14 also contains a complete list of: (a) all pending claims under any of the Policies; (b) all claims made within the last two (2) years under any of the Policies; and (c) any denial of coverage or reservation of rights to contest any such claim asserted by any insurer under the Policies. The Policies are in full force and effect and all premiums due and payable thereon have been paid. To the Knowledge of the Company, no facts or circumstances exist that would cause the Company or any Subsidiary to be unable to renew its existing insurance coverage under the Policies as and when the same shall expire upon terms no less favorable than those currently in effect, other than possible increases in premiums that do not result from any act or omission of the Company or any Subsidiary. Neither the Company nor any Subsidiary is in breach of or in default under any of the Policies or has received any written notice of pending or threatened cancellation of the Policies.

2.15     Receivables and Payables.

(a) All existing receivables of the Company and the Subsidiaries, whether included in the Unaudited Financial Statements or otherwise, (i) are valid and collectible obligations (net of any reserve for collectibility reflected in the Unaudited Financial Statements) of the respective makers thereof, (ii) were not and are not subject to any material offset or counterclaim, and (iii) have arisen from bona fide transactions with unrelated third parties by the Company in the Ordinary Course. The Company's and its Subsidiaries' receivables are reflected on the Unaudited Balance Sheet in accordance with GAAP applied on a basis consistent with past practice. Since the date of the Unaudited Financial Statements, there have not been any write-offs as uncollectible of any of the Company's and its Subsidiaries' receivables, except for write-offs in the Ordinary Course. The reserves relating to all of the Company's receivables set forth on the Unaudited Balance Sheet are adequate, as of the date thereof, to cover all uncollectible amounts in respect of such receivables. Neither the Company nor any Subsidiary has received any notice that any of the receivables will not be collectible in full, net of any reserves shown on the Unaudited Balance Sheet.

(b) Schedule 2.15(b) sets forth a correct and complete list of each account payable of the Company and the Subsidiaries (and the age of such account payable), as of a date within thirty (30) days preceding the Agreement Date.

2.16 Judgments; Litigation. There is no (a) outstanding judgment, order, decree, award, stipulation or injunction of any Governmental Entity against the Company or any Subsidiary or their respective officers and directors (in their capacities as such) assets and properties or the Business, (b) claim, action, suit, arbitration, hearing, inquiry, proceeding, complaint, charge or investigation, whether civil, criminal or administrative (including, without limitation, arbitration, or alternative dispute resolution proceedings) ("Action"), by or before any Governmental Entity or arbitrator or any appeal from any of the foregoing pending or, to the Knowledge of the Company, threatened against the Company or any Subsidiary or their respective officers and directors (in their capacities as such) assets and properties, or (c) fact or circumstance which, to the Knowledge of the Company, is reasonably likely to lead to any such Action.

2.17     Taxes.


(a) For the purposes of this Agreement: (i) "Tax" (and, with correlative meaning, "Taxes" and "Taxable") refers to any and all taxes, fees, levies, duties, tariffs, imposts, and other charges in the nature thereof (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including but not limited to; taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding and transfer taxes; and (ii) "Returns" refers to any return, report, declaration, form or similar statement required to be filed with a government authority with respect to any Tax, including any information return, claim for refund, amended return or declaration of estimated Tax.

(b) The Company and each of its Subsidiaries has timely filed all Returns required to be filed by it, except for those Returns for which the time for filing has been validly extended. All such Returns are true, complete and accurate in all material respects and all Taxes shown thereon as owing have been timely paid. Neither the Company nor any Subsidiary has executed any waiver of a limitations period in respect of Taxes that is currently in effect. No adjustment relating to such Returns has been proposed in writing by any Tax authority. Neither the Company nor any Subsidiary is a party to any Tax sharing or Tax allocation agreement, and has no obligation under any Tax indemnity arrangement. There are no Liens for Taxes upon the assets of the Company or any Subsidiary (other than Permitted Liens).

(c) The Company has delivered or made available to the Parent correct and complete copies of all Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company or any Subsidiary with respect to the past three taxable years.

(d) Except in respect of the affiliated, consolidated, combined, unitary or similar group of which the Company or any Subsidiary currently is a member, neither the Company nor any Subsidiary (i) is or has been a member of an affiliated group (within the meaning of Section 1504(a)(1) of the Code) or (ii) has filed or been required to file or been included on or required to be included on a consolidated federal income tax Return or a state Return on a consolidated, combined or unitary basis.

(e) No examination or audit of any Return of the Company or any Subsidiary by any taxing authority, court or other Governmental Entity is currently in progress or, to the Knowledge of the Company, threatened. No assessment or other Action by any taxing authority, court or other Governmental Entity is pending, or to the Knowledge of the Company, threatened, with respect to the Taxes or Returns of the Company or any Subsidiary. Neither the Company nor any Subsidiary has received written notice of any Tax deficiency outstanding, proposed, or assessed, that has not been previously resolved.

(f) Neither the Company nor any Subsidiary has any liability for Taxes of, or determined by reference to the Tax liability of, any Person other than the Company and its Subsidiaries (i) under Treasury Regulations Section 1.1502-6 (or any similar provision of applicable law); or (ii) as a transferee or successor.

(g) No closing agreement pursuant to Section 7121 of the Code or any similar provision of applicable law has been entered into with respect to the Company or any Subsidiary or any of their respective assets.

(h) The unpaid Taxes of the Company and each Subsidiary as of the date of the Unaudited Balance Sheet have been fully reserved for on the Unaudited Balance Sheet and the unpaid Taxes of the Company and each Subsidiary will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the Company's and its Subsidiaries past customs and practices in filing their tax returns (which adjusted reserves will be reflected in the calculation of Final Net Working Capital). The reserve as adjusted for operations and transactions through the Closing Date will be calculated without change to the Company's methodology used to determine multi-state apportionment for the purpose of calculating the state tax liability on the Unaudited Balance Sheet. Neither the Company nor any Subsidiary has been either a "distributing corporation" or a "controlled corporation" in a distribution qualifying for tax-free treatment under Section 355 of the Code during the two year period ending on the date hereof.

2.18     Compliance with Law; Authorizations.

(a) Each of the Company and its Subsidiaries has complied and is in compliance, and the assets and properties of the Company and its Subsidiaries are in compliance and are not in violation of, any Legal Requirements to which it or the Business as it is currently conducted by the Company and its Subsidiaries is subject, except where the failure to comply or such violations, individually or in the aggregate, has not and would not reasonably be expected to have a Material Adverse Effect on the Company.

(b) All billing practices of the Company and its Subsidiaries to all third party payors, including Medicare, Medicaid, CHAMPUS/TRICARE and other federal or state healthcare programs and private or commercial insurance companies or payors and customers, are and have been in compliance in all material respects with all Legal Requirements, and neither the Company nor any Subsidiary has billed or received any payment or reimbursement in excess of amounts allowed by Law.

(c) Neither the Company, any Subsidiary, nor any of their respective officers, directors or employees, or to the Company's Knowledge, their respective contractors or agents are, or have been, excluded from participation in the Medicare, Medicaid, CHAMPUS/TRICARE or other federal or state healthcare programs, nor, to the Company's Knowledge, is any exclusion threatened.

(d) The Company and its Subsidiaries have in all material respects timely, completely and accurately filed all reports, data and other information required to be filed with any Government Entity or any third party payor.

(e) Neither the Company, its Subsidiaries, nor any of their respective officers, directors or employees, or to the Company's Knowledge, their respective contractors or agents has committed a violation of federal, state or local laws regulating health care fraud and abuse, including, but not limited to, the federal Anti-kickback Statute (42 U.S.C. ss. 1320a-7b), the federal Physician Self-Referral Law (42 U.S.C. ss. 1395nn) (commonly referred to as the Stark
Law), the federal False Claims Act (31 U.S.C. ss. 3729, et seq.) and their associated regulations.

(f) Each of the Company and its Subsidiaries has obtained and currently holds all material licenses, permits, certificates or other governmental authorizations (collectively "Authorizations") necessary for the ownership or use of its assets and properties and the conduct of the Business as it is currently conducted by the Company. Except as set forth in Schedule 2.18(f), neither the Company nor any Subsidiary is required to be licensed under any applicable healthcare, care management or utilization management Legal Requirements.

(g) Each of the Company and its Subsidiaries has complied in all respects with, and is not in violation in any respect of, any Authorization necessary for the ownership or use of its assets and properties or the conduct of the Business as it is currently conducted by the Company, except where the failure to comply or such violations, individually or in the aggregate, has not and would not be reasonably expected to have a Material Adverse Effect on the Company; all Authorizations necessary for the ownership or use of its assets and properties and the conduct of the Business as it is currently conducted by the Company and its Subsidiaries have been and are in full force and effect; and there are no proceedings pending or, to the Knowledge of the Company, threatened that seek the revocation, cancellation, suspension or any adverse modification of any such Authorizations held by the Company or any Subsidiary.

2.19 Environmental. To the Knowledge of the Company, the Company and the Subsidiaries are in compliance in all material respects with, and neither the Company nor any Subsidiary has any liability under any Legal Requirement relating to the release, storage, generation, use, manufacture, treatment, deposit or disposal of any hazardous or toxic substance, material or waste ("Environmental Laws"), except where the failure to comply or such liability, individually or in the aggregate, would not have a Material Adverse Effect on the Company. There are no consent decrees, consent orders, judgments, judicial administrative orders, or Liens against the Company or any of the Subsidiaries relating to Environmental Laws which regulate, obligate or bind the Company or any of the Subsidiaries. There are no existing or pending or, to the Knowledge of the Company, threatened claims, suits, orders, actions, law suits, legal proceedings or other proceedings based on, and neither the Company nor any Subsidiary, nor any officer or director of the Company or any Subsidiary has directly or indirectly received any formal or informal notice of any claims relating to Environmental Laws against the Company or any of the Subsidiaries or any Person or entity whose liability for any claims the Company or any of the Subsidiaries has assumed or retained either contractually or by operation of law arising under Environmental Laws. To the Knowledge of the Company, there has been no storage or release by the Company or any of the Subsidiaries of any hazardous or toxic substance or waste in violation of Environmental Laws at any of the facilities owned, operated or leased by the Company or any of the Subsidiaries.

2.20 Bank Accounts, Letters of Credit and Powers of Attorney. Schedule 2.20 contains a complete and accurate list of (a) all bank accounts, lock boxes and safe deposit boxes relating to the business and operations of the Company and each Subsidiary (with the name of the bank or other institution where such account or box is located and the name of each authorized signatory thereto noted), (b) all outstanding letters of credit issued by financial institutions for the account of the Company or any Subsidiary (setting forth, in each case, the financial institution issuing such letter of credit, the maximum amount available under such letter of credit, the expiration date of such letter of credit, and the party or parties in whose favor such letter of credit was issued) and (c) the name and address of each Person who has a power of attorney to act on behalf of the Company. The Company has delivered or made available to the Parent true, correct and complete copies of each letter of credit and each power of attorney noted on Schedule 2.20.

2.21     Contracts.

(a) Schedule 2.21(a) includes a true, correct and complete list of the following Contracts (as defined below), to which the Company or any Subsidiary is a party or is bound:

(i) any Contract (or group of related Contracts) which creates a future obligation on the part of the Company or any Subsidiary in excess of $100,000 in any individual instance or per annum;

(ii) any Contract with any customers with current or projected annual revenues to the Company or any Subsidiary in excess of $100,000;

(iii) any written or, to the Knowledge of the Company, oral waiver or release of the Company's or any Subsidiary's rights in excess of $25,000 against a third party since January 1, 2004;

(iv) any debt instrument, including any loan agreement, line of credit, promissory note, security agreement or other evidence of indebtedness, where the Company or any Subsidiary is a lender, borrower or guarantor or amounts in excess of $25,000;

(v) any Contract restricting the Company or any Subsidiary from engaging in any activity or line of business, developing, marketing or distributing products and services, or competing with any Person or limiting the ability of any Person to compete with the Company or granting any exclusive distribution rights;

(vi) any joint venture, partnership or similar agreement;

(vii) any Contract that (a) licenses Proprietary Assets to the Company or any of its Subsidiaries under "off-the-shelf," "click-wrap," "shrink-wrap" or similar licenses or arrangements and that by its terms (1) requires payments by the Company or any of its Subsidiaries in excess of $50,000 per annum and (2) may not be terminated by the Company or such Subsidiary within twelve (12) months from the Closing Date without any breach thereof or without the Company being obligated to pay any penalty, premium or additional payments; (b) grants, license or transfers to a third party any rights to or in the Company's or any of its Subsidiary's Proprietary Assets; or (c) grants, licenses or transfers any Proprietary Assets to the Company or any of its Subsidiaries, other than by or through "off-the-shelf," "click wrap," "shrink wrap" or similar licenses or arrangements;

(viii) (A) any real property lease or any sublease (where the Company or any Subsidiary is either a lessor, lessee, sublessee or sublessor), or (B) any contract for the purchase or sale of any real estate or any interest therein (where the Company or any Subsidiary is either seller or buyer), which requires payment by the Company or any Subsidiary in excess of $50,000 in any individual instance or per annum;

(ix) any Contract relating to sales, distribution, advertising or marketing, other than any agreements for amounts less than $100,000 annually;

(x) any Contract entered into other than in the Ordinary Course providing for indemnification, "earn-out" or other contingent payment obligations of the Company or any Subsidiary;

(xi) any Contract entered into with a Governmental Entity;

(xii) any Contract purporting to impose confidentiality or nondisclosure obligations on the Company or any Subsidiary, other than any such Contract entered into by the Company or any Subsidiary in the Ordinary Course and any such Contract entered into by the Company or any Subsidiary prior to the date hereof regarding the potential sale or merger of the Company, in substantially the form entered into by the Parent;

(xiii) any employment, change-in-control, retention or severance Contract;

(xiv) any consulting Contract which will require the payment of amounts by the Company after the Agreement Date in excess of $100,000 annually;

(xv) any Contract which provides rights to parties other than the Company or any Subsidiary which are contingent upon a merger, consolidation or other "change-in-control" of the Company; and

(xvi) each amendment, supplement and modification in respect of any of the foregoing.

(b) The Contracts listed in Schedule 2.21(a) are all the material agreements relating to the operation of Business as currently conducted by the Company and its Subsidiaries or to the property presently held or used by the Company and its Subsidiaries or to which the Company or any Subsidiary is a party or to which it or any of their respective properties and assets is subject or bound. The Company has previously delivered or made available to the Parent true, complete and correct copies of all such agreements (including all amendments thereto). Each Contract listed in Schedule 2.21(a) is in full force and effect and is legal, valid, binding and enforceable in accordance with its terms (except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by the effect of general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law) and neither the Company nor any Subsidiary is or, to Knowledge of the Company, is alleged to be, and, to the Knowledge of the Company, no other party to any such agreement is, in breach of or default under (and no event has occurred that with notice or the lapse of time, or both, would constitute a breach or default) in any material respect under any such Contract. Since January 1, 2005, neither the Company nor any Subsidiary has given to, or received from, any other party to any Contract required to be listed in Schedule 2.21(a), any written notice or other written communication regarding any actual or alleged breach of or default under, or to the Knowledge of the Company, any threat or indication of any intention to terminate, any such Contract by the Company, a Subsidiary, or any other party to such Contract.

(c) For the purposes of this Agreement, "Contracts" means any indenture, loan, credit agreement, lease, contract, commitment or agreement, written or oral, other than purchase orders or purchase commitments issued in the Ordinary Course.

2.22     Employees and Independent Contractors.

(a) (i) The Company and its Subsidiaries have complied in all material respects with all applicable laws, rules and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours, employee classification for purposes of overtime and independent contractor status and anti-discrimination and neither the Company nor any Subsidiary is liable for any arrears of wages or any taxes or penalties for failure to comply with any such laws, rules or regulations; (ii) neither the Company nor any Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to employees of the Company or any Subsidiary, nor, to the Knowledge of the Company, are there any current activities or proceedings of any labor union to organize any such employees; (iii) there are no unfair labor practice complaints pending or, to the Knowledge of the Company, threatened against the Company or any Subsidiary before the National Labor Relations Board or any current union representation questions involving employees of the Company or any Subsidiary; (iv) there is no strike, slowdown, work stoppage or lockout existing, or, to the Knowledge of the Company, threatened, by or with respect to any employees of the Company or any Subsidiary; (v) no charges are pending or, to the Knowledge of the Company, threatened before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices with respect to the Company or any Subsidiary; (vi) neither the Company nor any Subsidiary has received any notice of any Action pending or threatened in any forum against the Company or any Subsidiary by or on behalf of any present or former employee of such entities, any applicant for employment of such entities, any present or former independent contractor of such entities or classes of any of the foregoing; (vii) there are no claims pending against the Company or any Subsidiary before any workers' compensation board; and (viii) neither the Company nor any Subsidiary has received written or, to the Knowledge of the Company, oral notice that any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws intends to conduct an investigation of or relating to the Company or any Subsidiary and, to the Knowledge of the Company, no such investigation is in progress.

(b) Schedule 2.22(b) sets forth a complete and accurate list of the titles and current annual salary rates of, and bonuses paid in the past fiscal year or payable in the current fiscal year to, all present executive officers and all key employees, key independent contractors and key consultants who are material to the operations of the Business and who in the past fiscal year received or in the current fiscal year are expected to receive (without giving effect to the transactions contemplated hereby) compensation in an amount equal to at least $200,000.

(c) Every employee of the Company and its Subsidiaries has executed a proprietary information agreement in substantially the form of one of the agreements attached as Exhibit C hereto, which agreement is currently in full force and effect and enforceable against such employee (except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by the effect of general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law).

2.23     Employee Benefits.
(a) Schedule 2.23 lists all "employee pension benefit plans" (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), "employee welfare benefit plans" (as such term is defined in Section 3(1) of ERISA), bonus, stock option, stock purchase, restricted stock, deferred compensation, retiree medical or life insurance, supplemental retirement, retention, severance or other benefit plans, programs or arrangements to which the Company or any Affiliate (as defined in subsection (g) for purposes of this Section 2.23) is a party or which are maintained, contributed to or sponsored by the Company, any Subsidiary or any Affiliate (as defined in subsection (g) for purposes of this Section 2.23) for the benefit of any current or former employee, officer, director or consultant of the Company, any Subsidiary or any Affiliate of the Company (all such plans are sometimes referred to herein collectively as the "Plans" and individually as a "Plan").

(b) True and complete copies of all the Plans and Plan trusts, Summary Plan Descriptions, Actuarial Reports (if any) and Annual Reports on Form 5500 for the most recent three years with respect to the Plans, IRS determination, notification, or opinion letters, audit reports (if any) and any other related documents have been provided or made available to the Parent.

(c) With respect to each Plan, (i) no litigation or administrative or other investigation or proceeding is pending or, to the Knowledge of the Company, threatened; and (ii) each Plan has been administered in material compliance with, and has been restated or amended so as to comply with, all applicable requirements of law including all applicable requirements of ERISA, the Code and regulations promulgated thereunder by the IRS and the U.S. Department of Labor, as well as the terms of each such Plan. No Plan nor any trustee, administrator or fiduciary thereof has at any time been involved in any transaction relating to such Plan which was or is a breach of fiduciary duty under ERISA or a non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code for which a material liability was incurred.

(d) No Plan which is subject to Title IV of ERISA or Section 412 of the Code, and no "multiemployer plan" (as defined in Section 3(37) of ERISA), has been maintained, contributed to or sponsored by or on behalf of the Company or any of its Affiliates. As of the Agreement Date, no contribution to any profit sharing plan maintained by the Company or its Affiliates has been authorized which has not been fully paid, and to the Knowledge of the Company neither the Company nor any of its Affiliates is subject to any liability or penalty under Sections 4971-4980F of the Code or Title I of ERISA. Each Plan that is intended to be qualified under Section 401(a) of the Code has received and is entitled to rely upon a current determination, notification or opinion letter from the IRS that it is so qualified and, to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status of any such Plan.

(e) Except for obligations under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), or similar state laws, neither the Company nor any Subsidiary has an obligation to provide, or liability for, health care, life insurance or other benefits after termination of employment for former or present employees. The Company has cured any known violations or deficiencies under applicable statutes, orders and regulations relating to the Plans or their administration thereof and provided adequate reserves, or insurance or qualified trust funds, for all claims incurred through the Agreement Date with respect to participants who are current or former employees of the Company or any Subsidiary, and their respective beneficiaries.

(f) Except as disclosed in Schedule 2.23(f)(i) or as otherwise contemplated by this Agreement, (i) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone, or together with any other event or occurrence) will (1) result in any payment (including severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or employee of the Company or any of its Subsidiaries, (2) increase any benefits otherwise payable to any such Person under any Plan or other agreement, arrangement or understanding, (3) result in any acceleration of the time of payment or vesting of any such benefit, or (4) trigger any payment that would fail to be deductible by reason of Section 280G of the Code. Except as disclosed on Schedule 2.23(f)(ii), (i) each Company Plan that is a "nonqualified deferred compensation plan" (within the meaning of Section 409A(d)(1) of the Code) has been operated in good faith compliance with Section 409A of the Code, IRS Notice 2005-1, Proposed Regulations issued under Section 409A of the Code, and any subsequent guidance relating thereto; and (ii) no additional Tax under Section 409A(a)(1)(B) of the Code has been or is reasonably expected to be incurred by a participant in any such Company Plan. The Company is not a party to, or otherwise obligated under, any contract, agreement, plan or arrangement that provides for the gross-up of Taxes imposed by Section 409A(a)(1)(B) of the Code.

(g) The term "Affiliate" as used in this Section 2.23 and for purposes of this
Section 2.23 only means any trade or business (whether incorporated or unincorporated) which is a member of a group described in Section 414 of the Code of which the Company is also a member, including any Subsidiary.

2.24 Customers. Schedule 2.24 contains a true and complete list of the names and addresses of the Company's and the Subsidiaries' (on a consolidated basis) ten
(10) largest customers which in aggregate represent not less than 75% of the Company's consolidated revenues for each of the calendar years 2004 and 2005 ("Customers"), as measured by amounts paid to the Company and the Subsidiaries (on a consolidated basis), during each of calendar years 2004 and 2005 and year-to-date 2006. Since January 1, 2005, no such Customer has (i) cancelled, suspended or otherwise terminated its relationship with the Company or any Subsidiary, or (ii) advised the Company or any Subsidiary of its intention to cancel, suspend or terminate its relationship with the Company or any Subsidiary or, other than in the Ordinary Course, otherwise materially reduced its commitment to receive services from the Company or any Subsidiary or to materially and adversely change the terms upon which it pays for goods or services from the Company or any Subsidiary. To the Knowledge of the Company, the consummation of the Merger will not materially adversely affect the business relationship of the Company or any Subsidiary with any Customer.

2.25 Government Investigation. Neither the Company nor any Subsidiary (a) is a party to a Corporate Integrity Agreement with the Office of Inspector General of the Department of Health and Human Services, (b) has any reporting obligations pursuant to any settlement agreement entered into with any Governmental Entity,
(c) has been the subject of any government payor program investigation conducted by any federal or state enforcement agency, (d) has been a defendant in any qui tam/False Claims Act litigation, (e) has been served with or received any search warrant, subpoena, civil investigative demand, contact letter, or personal or telephone contact by or from any Federal or state enforcement agency or (f) has received any oral or written complaints in the last five (5) years from employees, independent contractors, vendors, physicians or any other person that would indicate that the Company or any Subsidiary has materially violated, or is currently in material violation of, any Legal Requirement.

2.26 Compliance with Applicable Privacy and Security Laws. To the extent that the Company and its Subsidiaries are subject to the terms of the Standards for Privacy and Security of Individually Identifiable Health Information (45 CFR 160 and 164, Subpart A, C, and E) (the "Privacy and Security Standards") under the Health Insurance Portability and Accountability Act of 1996, as amended ("HIPAA"), either directly or through their contractual obligations as "Business Associates" of organizations that are "Covered Entities" (each as defined under HIPAA), the Company and its Subsidiaries have acted in material compliance with the Privacy and Security Standards. The Company and its Subsidiaries have in effect with those customers who are Covered Entities and who have made a request therefor, agreements that satisfy the requirements of 45 CFR ss.ss.164.308(b) and 164.504(e) and the Company is in material compliance with the requirements of any such agreements, and neither the Company nor any Subsidiary has received any complaints from any person regarding the Company or any of the Subsidiaries or any of their respective agents' employees' or contractors' misuses or improper disclosures of, or improper privacy or security practices regarding, individually identifiable health information. Neither the Company nor any Subsidiary is aware of any misuse, improper disclosure or incident (each as determined by reference to the Privacy and Security Standards or state law, as applicable, except that "incident" shall not include the types of incidents set forth in Schedule 2.26 under the heading "Certain Unsuccessful Security Incidents"), by the Company, any Subsidiary or any of their respective agents, employees or contractors, involving individually identifiable health information. Since the effective dates of the Privacy and Security Standards, there have been no Business Associate Agreements that have been voided or terminated by the Covered Entity for "cause" as defined in the Privacy and Security Standards. To the Company's Knowledge, there have been no complaints to the Office of Civil Rights of the Department of Health and Human Services regarding violations of the Privacy and Security Standards by the Company or any of its Subsidiaries or any of their respective agents, employees or contractors.

2.27 Brokers' and Finders' Fees. Except for Lehman Brothers, Inc., no broker, finder or similar agent has been employed by or on behalf of the Company or any Subsidiary of the Company in connection with this Agreement or the transactions contemplated hereby, and neither the Company nor any Subsidiary of the Company has entered into any agreement, arrangement or understanding of any kind with any Person for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

2.28 Transactions with Related Persons. Except as set forth in Schedule 2.28, no director or officer of the Company or any Subsidiary or any shareholder who holds 5% or more of the outstanding Company Stock (on an as-converted basis) or any individual related (and no more remote than first (1st) cousin) by blood, marriage or adoption to any such Person (any such individuals or entities, a "Related Person"), either directly or indirectly, is involved in any business arrangement or relationship with the Company or any Subsidiary other than employment or consulting arrangements entered into in the Ordinary Course.

2.29 Certain Payments. Neither the Company nor any Subsidiary, nor, to the Knowledge of the Company, any officer, director, employee or agent of the Company or any Subsidiary on behalf of the Company or its Subsidiaries, has (i) made or agreed to make any contribution, payment or gift to any customer, supplier, landlord, political candidate, governmental official, employee or agent where either the contribution, payment or gift or the purpose thereof was illegal under any Legal Requirement, or (ii) made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other person, to any candidate for federal, state or local public office in violation of any Legal Requirement.

2.30 Board Approvals. The Board of Directors of the Company, at a meeting duly called and held, has unanimously (i) determined that this Agreement and the Merger are fair to and in the best interests of the shareholders of the Company,
(ii) declared the Merger to be advisable, and (iii) resolved to recommend that the shareholders of the Company approve this Agreement and the Merger, and none of the aforesaid actions by the Board of Directors of the Company, has been amended, rescinded or modified, except as permitted under Section 5.3(b) hereof.

2.31 Required Shareholder Approval. The affirmative vote or written consent of
(i) not less than a majority of the outstanding Company Common Stock voting as a single class, and (ii) not less than a majority of the outstanding Company Preferred Stock, voting together as a single class (the approvals referred to in clauses (i) and (ii), the "Required Shareholder Approval") is the only consent or vote of the holders of any class or series of Company Stock necessary to adopt this Agreement and approve the Merger pursuant to the CGCL and the Company's Articles of Incorporation and Bylaws. For purposes of the foregoing, each share of Company Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Company Common Stock (including fractions of a share) into which each share of Company Preferred Stock is then convertible; provided, however, that each share of the Company's Series D Preferred Stock shall entitle the holder thereof to one (1) vote for each share of the Company's Series D Preferred Stock held, regardless of the number of shares of Company Common Stock into which the Company's Series D Preferred Stock is currently convertible. The affirmative vote or written consent by the shareholders set forth on Annex A will constitute the Required Shareholder Approval necessary to adopt this Agreement and approve the Merger pursuant to the CGCL and the Company's Articles of Incorporation.

2.32 Insolvency Proceedings. No insolvency proceedings of any kind or nature, including, without limitation, bankruptcy, receivership, reorganization or other arrangements with creditors, voluntary or involuntary, with respect to the Company or any Subsidiary are pending or, to the Knowledge of the Company, threatened.

2.33 Approvals and Consents. Schedule 2.33 sets forth all material consents, authorizations and approvals of, and all filings, notices and registrations with, any Person to, or as a result of the consummation of, the transactions contemplated hereby that are required to be obtained by the Company (the "Third Party Consents").

ARTICLE III.......

                         REPRESENTATIONS AND WARRANTIES
                        OF THE PARENT AND THE MERGER SUB

         Except as expressly contemplated by this Agreement, or as set forth in the schedule of exceptions (the "Parent Schedule of Exceptions") delivered by the Parent and the Merger Sub to the Company concurrently with the execution and delivery hereof and updated, if applicable, pursuant to Section 5.7(b) hereof, the Parent and the Merger Sub hereby each represent and warrant to the Company, as of the Agreement Date and as of the Closing Date, as set forth in this
Article III. References to "Schedules" in this Article III refer to Schedules contained in the Parent Schedule of Exceptions.

3.1 Organization and Good Standing. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby to be performed by it. The Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby to be performed by it. The Parent is the record and beneficial owner of all outstanding shares of capital stock of the Merger Sub and there are no outstanding options, warrants or other rights to purchase or acquire any right, title or interest in or to any capital stock of the Merger Sub.

3.2      Authority.


(a) Each of the Parent and the Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and (i) the Escrow Agreement, (ii) the Employment Agreements and (iii) the Voting Agreements (items (i) through (iii) collectively referred to as the "Parent Ancillary Agreements"), and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of each of the Parent and the Merger Sub, and the filing and recordation of the Agreement of Merger or other instrument having similar effect pursuant to the CGCL or other applicable law. This Agreement and the Parent Ancillary Agreements have been duly executed and delivered by each of the Parent and the Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes the valid and binding obligations of each of the Parent and the Merger Sub, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally and the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The execution and delivery of this Agreement and the Parent Ancillary Agreements by each of the Parent and the Merger Sub does not, and the performance of this Agreement and Parent Ancillary Agreements by each of the Parent and the Merger Sub will not, (x) conflict with or violate the Certificate of Incorporation or Bylaws of the Parent or of the Merger Sub or any Legal Requirement or (y) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Parent's or the Merger Sub's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Parent or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Parent or any of its subsidiaries is a party or by which the Parent or any of its subsidiaries or its or any of their respective properties are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect would not, in the case of clause
(ii), individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Parent or the Merger Sub, taken as a whole.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required by or with respect to the Parent or the Merger Sub in connection with the execution and delivery of this Agreement or the Parent Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing of the Agreement of Merger or other instrument having similar effect with the Secretary of State of the State of California, and (ii) applicable requirements under the HSR Act.

3.3 Brokers' and Finders' Fees. Except for J.P. Morgan Securities, Inc., no broker, finder or similar agent has been employed by or on behalf of the Parent or the Merger Sub in connection with this Agreement or the transactions contemplated hereby, and neither the Parent nor the Merger Sub has entered into any agreement, arrangement or understanding of any kind with any Person for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

3.4 Financing. The Parent has available and will have available at the Effective Time sufficient cash in immediately available funds to make all necessary payments required by Article I hereof. The Parent is in compliance, in all material respects, with the covenants and other applicable provisions of its Second Amended and Restated Credit Loan Agreement, dated as of September 15, 2005.

ARTICLE IV........

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

         Except as otherwise expressly provided in this Agreement, the Company covenants and agrees that, without the prior written consent of the Parent in each instance, between the Agreement Date and the Closing Date:

4.1 Ordinary Course. The Company and each of its Subsidiaries (a) shall conduct their respective businesses as currently conducted by them in, and only in, the Ordinary Course, (b) shall preserve intact their current business organizations, and (c) shall use their commercially reasonable efforts to keep available the services of their current officers and employees and to preserve their relationships with their customers, suppliers and others having business dealings with them to the end that their goodwill and going business value shall be unimpaired at the Closing Date.

4.2 Amendment of Organizational Documents. The Company and each of its Subsidiaries will not amend or cause to be amended their respective articles of incorporation, Bylaws or similar organizational documents.

4.3 Liens. The Company and each of its Subsidiaries shall not grant any material Liens on their respective assets or properties, other than Permitted Liens.

4.4 Maintenance of Assets. The Company and each of its Subsidiaries will maintain their respective material personal assets and properties in good operating condition and repair, subject to ordinary wear and tear.

4.5 Accounting and Tax. The Company and each of its Subsidiaries shall not make any change in their respective accounting or Tax principles, methods, records or practices or their respective depreciation or amortization policies or rates adopted theretofore, except as required by applicable Legal Requirements. The Company and each of its Subsidiaries shall maintain their respective books, records and accounts in accordance with GAAP applied on a basis consistent with that of prior periods. Neither the Company nor the Subsidiary will make any Tax election inconsistent with past practice, or will change any tax election already made, if such election or change would have the effect of increasing the Company's or the Subsidiary's liability for Taxes for any period ending after the Closing Date or decreasing any Tax attribute of the Company or its Subsidiary that would otherwise exist on the Closing Date and have a Material Adverse Effect.

4.6 Compliance with Legal Requirements. The Company and each of its Subsidiaries shall promptly comply in all material respects with all material Legal Requirements applicable to the Business.

4.7 Disposition of Assets. Neither the Company nor any of its Subsidiaries will:
(a) adopt, propose or implement any plan of liquidation, dissolution, recapitalization or other reorganization, or (b) other than in the Ordinary Course, (i) mortgage, lease, buy or otherwise acquire any real property or interest therein, or (ii) sell, transfer or dispose of, any real property or interest therein or sell or transfer any tangible or intangible asset (including any Proprietary Assets) of the Company or any of its Subsidiaries with a value in excess of $50,000 or enter into any agreement with respect to any of the foregoing.

4.8 Compensation. Neither the Company nor any of its Subsidiaries shall do any of the following: (a) adopt or amend any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other plan, agreement, trust, fund or arrangement for the benefit of employees other than to comply with any Legal Requirement or as contemplated under this Agreement, (b) except in the Ordinary Course, pay, or make any accrual or arrangement for payment of, any compensation or bonuses or enter into any employment or loan or loan guarantee agreement with, any officer, manager, director, employee or consultant of the Company or any of its Subsidiaries or (c) enter into any severance or termination agreement with respect to any officer or key employee of the Company or any of its Subsidiaries.

4.9 Modification or Breach of Agreements; New Agreements. The Company and its Subsidiaries shall not (a) except in the Ordinary Course, enter into or amend, or (b) terminate in any material respect, or commit or cause or suffer to be committed any act that will result in any breach or violation of or constitute a default under (with or without notice or passage of time, or both) (i) any Contract with a Person required to be listed on Schedule 2.24 of the Company Schedule of Exceptions, or (ii) any Contract required to be listed on Schedule 2.21(a) or any contract that would, if such Contract existed as of the date hereof, be required to be set forth on Schedule 2.21(a). The Company shall promptly notify the Parent following any actions taken pursuant to Section 4.9(a) hereof.

4.10 Capital Expenditures. The Company and each of its Subsidiaries shall not make any capital expenditures greater than $100,000.

4.11 Discharge. Neither the Company nor any of its Subsidiaries shall cancel, compromise, settle, release or discharge any Action or any other material claim of the Company or any such Subsidiary upon or against any Person.

4.12 Issuance or Sale of Securities. The Company shall not sell, issue, grant, authorize or propose the sale or issuance of, or purchase or propose the purchase of any shares of capital stock of the Company, or any securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities of the Company, or enter into any agreement with respect to any of the foregoing, except that the Company may issue shares of capital stock or other securities upon the exercise, exchange or conversion of Company Securities outstanding as of the date hereof in accordance with the terms thereof.

4.13 Dividends. No stock split, reverse stock split, dividend, distribution or payment (of cash, securities or property) will be declared or made on or in respect of the capital stock of the Company, and the Company will not directly or indirectly, redeem, purchase or otherwise acquire any of its capital stock or enter into any agreement with respect to any of the foregoing.

4.14 Indebtedness. Neither the Company nor any of its Subsidiaries will incur any indebtedness for borrowed money, purchase money indebtedness, or in connection with capital lease obligations, or guarantee any such indebtedness or issue or sell any of its debt securities or guarantee any debt securities of others or enter into any agreement with respect to the foregoing. Neither the Company nor any of its Subsidiaries will pay any obligation or liability other than in the Ordinary Course or as required by the terms of any instrument evidencing or governing the same in effect as of the Agreement Date.

4.15 Benefit Plans. Neither the Company nor any of its Subsidiaries will enter into or amend, or make or authorize the making of any contributions to, or accelerate the payments or benefits under, any bonus, incentive compensation, deferred compensation, severance, profit sharing, retirement, pension, group insurance or other benefit plan, or any union, employment or consulting agreement or arrangement, except in the Ordinary Course or as and to the extent required by law or regulation or as contemplated by this Agreement.

4.16 Books and Records. The books and records of the Company and each of its Subsidiaries will be maintained in the Ordinary Course.

4.17 Acquisitions. Neither the Company nor any Subsidiary shall merge or consolidate with, or acquire all or a material portion of the assets, capital stock or debt securities of, any Person or any business or division thereof.

4.18 Key Employees. Neither the Company nor any Subsidiary shall (a) without obtaining the prior written consent of the Parent (which consent shall not be unreasonably withheld) terminate any employee at the "director-level" or higher (except terminations "for cause"(as defined in the applicable employment agreement)), (b) without giving prior notice to the Parent, terminate any other employee (except terminations "for cause"(as defined in the applicable employment agreement)), or (c) hire any Person as an officer or to serve in any executive capacity with the Company or any Subsidiary.

4.19 Restrictive Covenants. Neither the Company nor any Subsidiary shall enter into any agreement or commitment regarding any (a) non-competition or (b) other material restrictions that would be binding on the Surviving Corporation or any of its Subsidiaries following the Effective Time.

4.20 Other Actions. The Company and each of its Subsidiaries shall not knowingly take any action that would result in any of the representations and warranties of the Company set forth in this Agreement becoming untrue in any material respect at any time on or prior to the Closing Date or the date this Agreement terminates.

4.21 Commitments. The Company shall not enter into a Contract to do any of the foregoing, or to authorize, commit or announce an intension to do any of the foregoing.

4.22 Permitted Expenditures. Notwithstanding the provisions of Sections 4.1(a), 4.3, 4.7(b)(i), 4.9(a), 4.10, 4.14, 4.19(b) (except for "most favored nation"
clauses or other similar type restrictions) and 4.21 (only with respect to the aforementioned covenants) to the contrary, the Company shall be entitled to make Permitted Expenditures or Additional Expenditures, or any related Financing thereto, as provided in Section 1.11(b) hereof, provided, that, the Company provides the Parent with ten (10) days (or such shorter or longer period of time as may be mutually agreed by the parties) prior written notice thereof.

ARTICLE V.........

                              ADDITIONAL AGREEMENTS

5.1      Shareholder Approval.

(a) The Company shall, prior to, or immediately following execution and delivery of this Agreement, but no later than the close of business on the date of execution of this Agreement, and in accordance with the CGCL and its Articles of Incorporation and Bylaws, submit a written consent (the "Consent") to its shareholders to approve this Agreement, the Escrow Agreement, the Merger and the other transactions contemplated hereby, including with such submission the unanimous recommendation of the Company's Board of Directors that the shareholders approve this Agreement, the Merger and the transactions contemplated hereby, which recommendation the Company's Board of Directors shall not withdraw or modify except as set forth in Section 5.3(b) hereof, sufficient to comply with the CGCL to adopt and approve this Agreement, the Escrow Agreement and the Merger. The Company shall promptly, but in no event later than the close of business on the date of execution of this Agreement, obtain validly executed Consents from each of the shareholders executing a Voting Agreement, and the Company shall use commercially reasonable efforts and take all action necessary and advisable to obtain validly executed Consents from all of the Company's remaining shareholders as soon as reasonably practicable following the public announcement of the execution of this Agreement. The Company shall take all other commercially reasonable actions, subject to the fiduciary obligations of the Company's Board of Directors to ensure that the Required Shareholder Approval is obtained in accordance with all applicable laws and the Company's Articles of Incorporation and Bylaws, including soliciting Consents from its shareholders.

(b) The Board of Directors of the Company shall recommend that the Company's shareholders vote in favor of and adopt and approve this Agreement, the Escrow Agreement and the Merger, and neither the Board of Directors of the Company, nor any committee thereof shall, except as set forth in Section 5.3(b) hereof, withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to the Parent or the Merger Sub, the recommendation of the Board of Directors of the Company that the Company's shareholders vote in favor of and adopt and approve this Agreement, the Escrow Agreement and the Merger.

(c) The Company shall promptly notify the Parent of its receipt of Consents sufficient to effect the Required Shareholder Approval. The Company shall ensure that the solicitation of Consents is conducted in accordance with all applicable laws and its Articles of Incorporation and Bylaws, as applicable.

(d) Promptly after receipt of the Required Shareholder Approval, the Company shall provide notice of such approval to those shareholders who have not consented and such other persons as required under applicable law (the "Consent Notice") unless such notice is not required because all shareholder consents were sought. Such notice shall comply with Section 603 of the CGCL and other applicable law. The Parent shall have the right to review and approve (such approval not be unreasonably withheld, conditioned or delayed) the Consent Notice, and shall furnish to the Company such information as the Company may reasonably request.

(e) The information provided and to be provided by each of the Parent and the Company specifically for use in the Consent Notice and the Dissenters' Notice shall not, with respect to the information supplied by such Person, on the date upon which the Consent Notice or Dissenters' Notice, as the case may be, is mailed to the shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Parent and the Company agrees to correct promptly any such information provided by it or, in the case of information relating to the Merger Sub, by the Parent, that shall have become false or misleading in any material respect and to take all steps necessary to amend or supplement the Consent Notice or the Dissenters' Notice so as to correct the same and to cause the Consent Notice or Dissenters' Notice as so corrected to be disseminated to the shareholders to the extent required by applicable law. Upon the Company's request, the Parent and the Merger Sub shall furnish all information concerning the Parent or the Merger Sub to the Company in connection with the Company's preparation and delivery of the Consent Notice or the Dissenters' Notice, in each case as may be reasonably required in order to comply with applicable laws in connection therewith and provided that such information is otherwise publicly available.

5.2      Access to Information; Confidentiality.

(a) During the period from the Agreement Date to the Closing, the Company agrees to permit the Parent and its Representatives to have full access at all reasonable times to the premises, business, personnel, properties, assets, financial statements, contracts, books, employment and other records and working papers of, and other relevant information pertaining to the Company and its Subsidiaries, and to cause its officers and employees to furnish to the Parent and its Representatives, such financial and operating data and other information with respect to the business, properties and assets of the Company and its Subsidiaries, as the Parent may reasonably request; and the Company agrees to cause its officers, employees and its Subsidiaries' officers and employees to cooperate with the Parent and its representatives, agents, counsel and accountants in order to enable the Parent to become fully informed with respect to the business, earnings, financial condition, prospects, properties, assets, liabilities and obligations of the Company and its Subsidiaries.

(b) Each party hereto will, subject to the terms hereof and the terms of any other applicable confidentiality agreement, contract or arrangement under which each such party is bound, hold, and will use its reasonable efforts to cause its respective Affiliates, officers, directors, employees and agents to hold, in strict confidence from any Person, and not to disclose, except to the extent, and only to the extent (i) compelled to disclose by judicial or administrative process (including, without limitation, in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of governmental authorities or by other requirements of law) (provided the party compelled to disclose provides the other party with prior notice thereof so that such other party may seek a protective order or other appropriate remedy to prevent or limit such disclosure) or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by any other party or such other party's Affiliates, officers, directors, employees and agents pursuant to or in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (A) previously known by the party receiving such documents or information, (B) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party, or (C) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential. In the event this Agreement is terminated, upon the request of the other party, each party hereto will, and will cause its Affiliates, promptly (and in no event later than five (5) days after such request) to redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party that furnished such documents and information or its officers, directors and agents. For purposes of this Agreement (except for Section 2.23 hereof), "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

(c) Until the Closing Date, the Company shall deliver to the Parent within thirty (30) days after the end of each month a copy of the Company's consolidated balance sheet, statement of income and retained earnings, statement of shareholders' equity, and statement of cash flows for such month prepared in a manner and containing information consistent with the Company's current practices and certified by the Company's Chief Financial Officer as to compliance with Section 2.7 hereof.

5.3      No Solicitation.

(a) Except as otherwise provided in this Section 5.3, the Company shall not, and will cause its Subsidiaries and its and their respective officers, directors, employees, agents, and advisors (including investment bankers, attorneys or other representatives) (collectively, "Representatives") not to, directly or indirectly, encourage, solicit, participate in, initiate, facilitate inquiries or proposals with respect to, explore or engage in any discussions or negotiations with, or provide any information to, enter into any contract or understanding with respect to, or accept any proposal or offer from, any Person (other than the Parent or its Subsidiaries, or any of their respective Representatives) with respect to any offer, inquiry or proposal or request for information (an "Acquisition Proposal") concerning an Alternative Transaction (as defined below) or which would require it to abandon, terminate or fail to consummate the Merger or any transactions contemplated by this Agreement; provided, however, that prior to the receipt of the Required Shareholder Approval, the Company may, in response to a request for information or access by any Person making a written Acquisition Proposal to the Company's Board of Directors, made after the date hereof that was not encouraged, solicited or initiated by the Company or any of its Representatives on or after the date hereof, directly or indirectly, furnish information and access pursuant to a confidentiality agreement with such Person on terms no less favorable to the Company than the Confidentiality Agreement between the Company and the Parent (provided that copies of any information furnished to such Person and not previously furnished to the Parent are delivered to the Parent no later than the time such information is furnished to such Person), and may participate in discussions and negotiate with such Person concerning any such Acquisition Proposal, in each case if and only if (i) in the good faith determination of the Company's Board of Directors (based on the advice of its outside counsel and its financial advisor) such Acquisition Proposal constitutes or is reasonably expected to lead to a Superior Proposal (as defined below), (ii) the Company's Board of Directors, after consultation with outside legal counsel, believes in good faith that such action is required for the Company's Board of Directors to comply with their fiduciary duties to the shareholders of the Company and (iii) the Company complies with Section 5.3(c) hereof. Without limiting the foregoing, it is agreed that any violations of the restrictions set forth in the preceding sentence by any Representative of the Company, whether or not such Person is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this Section 5.3(a) by the Company. The Company shall and shall cause its Subsidiaries and Affiliates, and their respective Representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations conducted before the date of this Agreement with any Persons other than the Parent with respect to any Acquisition Proposal. The Company shall promptly (and in any event within twenty-four (24) hours) notify the Parent upon receipt of any Acquisition Proposal (whether oral or written), shall provide the Parent with the material terms and conditions of such proposal (such as amount and form of consideration and identify of the Third Party), and shall keep the Parent apprised of any related developments, discussions and negotiations on a current basis (but in no event, later than twenty-four (24) hours after any developments, changes to the material terms, discussions or negotiations relating to such proposal). For the purposes of this Agreement, the term "Alternative Transaction" means any of the following: (i) a transaction or series of transactions pursuant to which any Person, other than the Parent or an Affiliate of the Parent (any such person being referred to herein as a "Third Party"), or group of Third Parties, seeks to acquire, directly or indirectly, more than twenty percent (20%) of the outstanding voting power of the Company's or any Subsidiary's capital stock; (ii) a merger, share exchange, reorganization, consolidation or other business combination involving the Company or any of its Subsidiaries and a Third Party; or (iii) any other transaction or series of transactions pursuant to which any Third Party acquires control of all or any significant part of the assets of the Company or any of its Subsidiaries (whether by sale, license, disposition or acquisition). For the purposes of this Agreement, the term "Superior Proposal" means a bona fide written and unsolicited proposal that did not otherwise result from a breach of this Section 5.3 made by any Third Party relating to an Alternative Transaction that is not subject to a financing condition or other material contingencies on terms that the Board of Directors of the Company determines in good faith and after consultation with outside counsel and a financial advisor (which shall be a nationally recognized investment banking firm) is superior to the Company's shareholders from a financial or strategic point of view and taking into account the likelihood of consummation of the proposed transaction on the terms set forth therein (as compared to, and with due regard for, the terms herein) and all legal, financial, regulatory and other aspects of the proposal and any other relevant factors, than the transactions contemplated by and in this Agreement.

(b) Neither the Company's Board of Directors nor any committee thereof shall (i) withdraw or modify, in a manner adverse to the Parent or the Merger Sub, the approval or recommendation by the Company's Board of Directors or any such committee of this Agreement or the Merger, (ii) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Alternative Transaction or (iii) approve or recommend any Alternative Transaction; provided, however, that the Company's Board of Directors may take any action specified in (i), (ii) or (iii) in the event that prior to receipt of the Required Shareholder Approval, (x) the Company's Board of Directors determines in good faith, after it has received a Superior Proposal and after it has received advice from outside counsel that the failure to do so would result in a breach by the Company's Board of Directors of its fiduciary duty under applicable law, (y) the Company has notified the Parent in writing of the determination set forth in clause (x) above no later than the date of such determination, and (z) at least five (5) calendar days following receipt by the Parent of any notice referred to in clause (y) such Superior Proposal remains a Superior Proposal and the Company's Board of Directors has again made the determination in clause (x) above.

(c) Notwithstanding anything to the contrary contained in this Agreement, the obligation of the Company to seek shareholder approval shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to it of any Alternative Transaction with respect to it, or by any change of board recommendation.

5.4 Public Disclosure. The Company will not issue any press release or make any public statement regarding this Agreement or the transactions contemplated hereby without the prior consent of the Parent. The Parent and the Merger Sub will not issue any press release or make any public statement regarding this Agreement or the transactions contemplated hereby without the prior consent of the Company; provided, however, that the Parent and the Merger Sub shall not require the prior consent of the Company, but shall provide the Company with prior notice of, and permit the Company to comment on, any press release regarding this Agreement or the transactions contemplated hereby to the extent required by the federal or state securities laws or as required by the listing rules of the Nasdaq Stock Market, Inc.

5.5      Legal Requirements.

(a) Between the date of this Agreement and the Closing Date, each party shall use commercially reasonable efforts to obtain all consents and approvals of Governmental Entities and other Persons required to be obtained in connection with the consummation of the transactions contemplated by this Agreement prior to the Closing, including, without limitation, taking all required actions relating to the HSR Act as set forth in Section 5.5(b) hereof. Notwithstanding the foregoing, except as otherwise agreed to by the parties, no party will have any obligation to pay any material fee to any third party (not including filing or other fees payable to Governmental Authorities) or to take any action, commit to take any action, or agree to any condition or restriction, that would reasonably be expected to have a Material Adverse Effect on such Party for the purpose of obtaining any consents or approvals.

(b) Each party shall cooperate with the other parties and shall use commercially reasonable efforts to file required Notification and Report Forms under the HSR Act with the Federal Trade Commission (the "FTC") and the Department of Justice ("DOJ") within ten (10) days following the date of this Agreement, or such other date as the parties may mutually agree, shall use commercially reasonable efforts to obtain early termination of the waiting period under the HSR Act, and shall respond as promptly as practicable to all requests or inquiries received from the FTC or DOJ for additional documentation or information. Each party shall bear its own costs for filing and other fees payable to Governmental Entities and shall pay its own filing fee under the HSR Act.

(c) In connection with and without limiting the foregoing, if any anti-takeover or similar statute or regulation is or may become applicable to the transactions contemplated hereby, each of the parties and its Board of Directors shall use their respective reasonable best efforts to grant or secure any required approvals or consents and take all such actions as are reasonably and legally permissible so that the transactions contemplated hereby may be consummated as promptly as practicable upon and subject to the terms contemplated hereby and otherwise act to eliminate or minimize the effects (including any resulting delays) or any such statute or regulation on the transactions contemplated hereby.

5.6 Commercially Reasonably Efforts. As soon as reasonably practicable following the Agreement Date, the Parent, the Company and the Subsidiaries will use their commercially reasonable efforts to cause the conditions in Article VI hereof to be satisfied, to obtain all the Third Party Consents and all consents, waivers and approvals of all Governmental Entities and other third parties under any of the Contracts, Authorizations or otherwise required to be obtained in connection with the consummation of the transactions contemplated hereby and to take all action and do all things necessary, proper and advisable in order to consummate and make effective the transactions contemplated hereby as promptly as reasonably practicable.

5.7      Notification.

(a) Updates by the Company.

(i) Between the date of this Agreement and the Closing Date, the Company shall give prompt notice in writing to the Parent of:

(A) the discovery by the Company of any event, condition, fact or circumstance that occurred or existed on or prior to the Agreement Date and that caused or constitutes or that is reasonably likely to cause or constitute a breach of any representation or warranty made by the Company in this Agreement;

(B) any event, condition, fact or circumstance that first occurs, arises or exists after the Agreement Date and that would cause or constitute or that is reasonably likely to cause or constitute a breach of any representation or warranty made by the Company in this Agreement (as to which the Company had no Knowledge or notice as of the Agreement Date) if (1) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (2) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

(C) any breach of any covenant or obligation of the Company under this Agreement; and

(D) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth in Section 6.3 hereof impossible or unlikely.

(ii) If any event, condition, fact or circumstance that is required to be disclosed pursuant to Section 5.7(a)(i) hereof requires any material change in the Company Schedule of Exceptions or if any such event, condition, fact or circumstance would require such a change assuming the Company Schedule of Exceptions was dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then the Company shall promptly deliver to the Parent an update to the Company Schedule of Exceptions specifying such change (a "Company Schedule of Exceptions Update"). Any update specifying an item to be disclosed solely pursuant to Section 5.7(a)(i)(B) hereof shall be deemed to supplement and amend the Company Schedule of Exceptions for the purpose of determining the accuracy of any representations and warranties made by the Company for the purpose of Article VIII hereof, but shall not update the Company Schedule of Exceptions for the purpose of determining whether any of the conditions set forth in Section 6.3 hereof has been satisfied. Notwithstanding anything therein to the contrary, no such update relating to Section 5.7(a)(i)(A), (C) or (D) hereof shall be deemed to supplement or amend the Company Schedule of Exceptions for the purpose of (i) determining the accuracy of any of the representations and warranties made by the Company in this Agreement, or (ii) determining whether any of the conditions set forth in
Section 6.3 hereof has been satisfied.

(b) Updates by the Parent.

(i) Between the date of this Agreement and the Closing Date, the Parent shall give prompt notice in writing to the Company of:

(A) the discovery by the Parent of any event, condition, fact or circumstance that occurred or existed on or prior to the Agreement Date and that caused or constitutes or that is reasonably likely to cause or constitute a breach of any representation or warranty made by the Parent or the Merger Sub in this Agreement;

(B) any event, condition, fact or circumstance that first occurs, arises or exists after the Agreement Date and that would cause or constitute or that is reasonably likely to cause or constitute a breach of any representation or warranty made by the Parent or the Merger Sub in this Agreement (as to which neither the Parent nor the Merger Sub had Knowledge or notice as of the Agreement Date) if (1) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (2) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

(C) any breach of any covenant or obligation of the Parent or the Merger Sub under this Agreement; and

(D) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth in Section 6.2 hereof impossible or unlikely.

(ii) If any event, condition, fact or circumstance that is required to be disclosed pursuant to Section 5.7(b)(i) hereof requires any material change in the Parent Schedule of Exceptions or if any such event, condition, fact or circumstance would require such a change assuming the Parent Schedule of Exceptions was dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then the Parent shall promptly deliver to the Company an update to the Parent Schedule of Exceptions specifying such change (a "Parent Schedule of Exceptions Update"). Any update specifying an item to be disclosed solely pursuant to Section 5.7(b)(i)(B) hereof shall be deemed to supplement and amend the Parent Schedule of Exceptions for the purpose of determining the accuracy of any representations and warranties made by the Company for the purpose of Article VIII hereof, but shall not update the Parent Schedule of Exceptions for the purpose of determining whether any of the conditions set forth in Section 6.2 hereof have been satisfied. Notwithstanding anything therein to the contrary, no such update relating to Section 5.7(b)(i)(A), (C) or (D) hereof shall be deemed to supplement or amend the Parent Schedule of Exceptions for the purpose of (i) determining the accuracy of any of the representations and warranties made by the Company in this Agreement, or (ii) determining whether any of the conditions set forth in Section 6.2 hereof has been satisfied.

5.8      Further Assurances.

(a) Subject to the terms and conditions of this Agreement, each of the parties hereto will use commercially reasonable efforts to (i) perform, comply with and fulfill all obligations, covenants and conditions required by this Agreement to be performed, complied with or fulfilled by such party prior to or as of the Closing Date, and (ii) take, or cause to be taken, all action, and to do, or cause to be done, all things necessary or proper under applicable Legal Requirements for it to consummate and make effective the transactions contemplated by this Agreement.

(b) If at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each party hereto shall take or cause to be taken all such necessary action and execute, deliver and file, or cause to be executed, delivered and filed, all necessary documentation.

5.9 Expenses. Each party hereto will bear its own Transaction Expenses, except as provided in Section 7.2(d) hereof or as otherwise expressly provided in this Agreement. For the purposes of this Agreement, "Transaction Expenses" shall mean such party's out-of-pocket costs, fees or expenses incurred and unpaid or to be incurred on or before the Closing Date, payable by such party to its agents, attorneys, accountants, investment bankers, lenders or other advisors in connection with this Agreement and the transactions contemplated hereby, including all prepayment fees or premiums associated therewith (as if the related indebtedness was prepaid on the Closing Date) and such party's proportion of filing fees payable under or pursuant to the HSR Act; provided, however, that for the avoidance of doubt, Transaction Expenses as it relates to the Company shall not include any costs, fees or expenses or other payments incurred and paid on or before the Closing Date, or in connection with or related to this Agreement or the transactions contemplated hereby in respect of payments and benefits arising pursuant to agreements or arrangements listed on
Schedule 2.23(a) or Schedule 2.23(f)(i), fees or expenses or other payments for any similar matters including facility closures, mass or other layoffs or other similar events.

5.10     Employee Benefits.

(a) For a period of at least one (1) year immediately following the Closing Date, the Parent shall provide the employees of the Company hired or retained by the Parent or the Surviving Corporation following the Closing ("Continuing Employees") with base compensation, bonus opportunity and annual and long-term incentive compensation that are in the aggregate, on an employee-by-employee basis, no less favorable than those which the Continuing Employees were provided by the Company immediately prior to the closing. Continuing Employees shall not include any employees of the Company that are expressly hired or retained on a short-term or limited basis by the Parent or the Surviving Corporation.

(b) For a period of at least one (1) year immediately following the Closing Date, the Parent shall, pursuant to plans and arrangements established or maintained by the Parent (the "Parent Benefit Plans") or Plans assumed by the Parent in the Merger (the "Assumed Plans"), provide the Continuing Employees with 401(k), health and welfare benefits (excluding any sabbatical or sabbatical-like programs) which are no less favorable in the aggregate than those which the Continuing Employees were provided under the Plans immediately prior to the Closing (which new 401(k), health or welfare benefits may include change in control or severance benefits which are less favorable in the aggregate than those provided to the Continuing Employees immediately prior to the Closing). The Parent shall ensure that the Parent Benefit Plans or Assumed Plans treat employment of the Continuing Employees by any of the Company and its Subsidiaries prior to the Closing the same as employment by any of the Parent, Surviving Corporation or their respective Subsidiaries from and after the Closing Date solely for purposes of eligibility and vesting, but not benefit accrual under the Plans.

(c) Notwithstanding anything herein to the contrary, from and after the Closing Date, except as agreed to by any Continuing Employee and the Parent, the Parent will, or will cause the Surviving Corporation or any Subsidiary thereof to, honor any change in control, severance payments or benefits accrued and payable under the plans and agreements with respect to Continuing Employees as of the date hereof and on the terms of such plans and agreements as in effect on the Agreement Date. The Parent acknowledges and agrees that the consummation of the Merger and the transactions contemplated by this Agreement will constitute a "change in control," "change of control," "Corporate Transaction," and a "Liquidity Event" or other similar provisions of the Company for purposes of such plans and agreements and agrees to honor the provisions under such plans and agreements relating thereto.

5.11     Indemnification of Former Directors and Officers.


(a) For six (6) years after the Effective Time, the Surviving Corporation shall honor and fulfill in all material respects the obligations of the Company under any and all indemnification agreements in effect as of the Agreement Date between Company and any of its current or former directors, officers and key employees (the "Indemnified D&O Parties"). In addition, for a period of six (6) years following the Effective Time, the Surviving Corporation shall cause the Articles of Incorporation and Bylaws of the Surviving Corporation to contain provisions with respect to indemnification and exculpation that are at least as favorable to the beneficiaries thereof as the indemnification and exculpation provisions contained in the Articles of Incorporation and Bylaws of the Company as of the Agreement Date, and, during such six (6) year period, such provisions shall not be amended, repealed or otherwise modified in any material respect, except as required by applicable law.

(b) Notwithstanding anything herein to the contrary, the Company shall, prior to the Effective Time, purchase a "tail" or "runoff" insurance policy, to become effective as of the Effective Time, covering the current and former officers and directors of Company during the six (6) year period immediately following the Effective Time with respect to acts or omissions occurring at or prior to the Effective Time (the "D&O Policy"), and during such period the Surviving Corporation shall use commercially reasonable efforts to maintain such "tail" or "runoff" policy in full force and effect for the term of such policy. In the event that the full cost of the D&O Policy is not paid by the Company in full prior to the Closing Date, the Parent will not be required to expend in any year an amount in excess of one hundred and fifty percent (150%) of the annual aggregate premiums currently paid by the Company for such insurance; provided that if the annual premiums of such insurance coverage exceed such amount, the Parent will be obligated to use commercially reasonable efforts to obtain a policy with best coverage available, in the reasonable judgment of the Parent, for a cost not exceeding such amount. The current annual premium paid by the Company for such insurance is set forth on Schedule 5.11(b) of the Company Schedule of Exceptions.

(c) The obligations under this Section 5.11 shall not be terminated, amended or otherwise modified by the Parent in such a manner as to materially and adversely affect any Indemnified D&O Party (or any other person who is a beneficiary under the D&O Policy (and their heirs and representatives)) without the prior written consent of such affected Indemnified D&O Party or other person who is a beneficiary under the D&O Policy (and their heirs and representatives). Each of the Indemnified D&O Parties or other persons who are beneficiaries under the D&O Policy (and their heirs and representatives) are intended to be third party beneficiaries of this Section 5.11, with full rights of enforcement as if a party hereto, notwithstanding the provisions of Section 8.9 hereof. The rights of the Indemnified D&O Parties (and other persons who are beneficiaries under the D&O Policy (and their heirs and representatives)) under this Section 5.11 shall be in addition to, and not in substitution for, any other rights that such persons may have under the Articles of Incorporation, Bylaws, any and all indemnification agreements of or entered into by the Company, or under applicable law or in equity.

(d) In the event that the Surviving Corporation (or any of its successors) shall consolidate or merge with any other person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or transfers at least 50% of its properties and assets to any other person, then in each case proper provision shall be made so that the continuing or surviving corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, shall assume the obligations set forth in this
Section 5.11.

ARTICLE VI........

                            CONDITIONS TO THE MERGER

6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions (none of which, other than those set forth in Section 6.1(b)(i) hereof, may be waived):

(a) Shareholder Approval. The Required Shareholder Approval shall have been obtained in accordance with applicable law and the Company's Articles of Incorporation.

(b) No Order. (i) There shall not be pending or threatened any Action, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) before any Governmental Entity challenging or otherwise seeking to restrain or prohibit the consummation of the transactions contemplated hereby, and (ii) no Legal Requirement shall have been enacted, promulgated or enforced since the date of this Agreement by any Governmental Entity that prevents or otherwise makes illegal the consummation of the transactions contemplated hereby.

(c) HSR Act. The applicable waiting period (and any extension thereof) under the HSR Act must have expired or been terminated.

6.2 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of the Parent and the Merger Sub contained in this Agreement that are qualified as to materiality or that include a "Material Adverse Effect" qualifier shall be true and correct in all respects (without regard to any Parent Schedule of Exceptions Update ) on the date hereof, and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and the representations and warranties of the Parent and the Merger Sub contained in this Agreement that are not qualified as to materiality and do not include a "Material Adverse Effect" qualifier shall be true and correct in all material respects (without regard to any Parent Schedule of Exceptions Update) on the date hereof, and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date).

(b) Agreements and Covenants. The Parent and the Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c) Officer's Certificate. The Parent and the Merger Sub shall have delivered or caused to be delivered to the Company a certificate executed by the Chief Executive Officer of the Parent and the President of the Merger Sub, dated as of the Closing Date, certifying that (i) all conditions in this Section 6.2 have been fulfilled, and (ii) all authorizations, consents, approvals and waivers or other action required to be obtained or taken by the Parent or the Merger Sub in connection with the execution, delivery and performance of this Agreement and the consummation of all agreements and transactions contemplated by this Agreement have been obtained or taken.

(d) Deposit of Merger Consideration. The Parent shall have deposited the Cash Consideration with the Payment Agent in accordance with Section 1.8(a) hereof and the Escrow Deposit with the Escrow Agent pursuant to Section 1.8(b) hereof and such Cash Consideration and any Escrow Consideration shall not have been withdrawn by the Parent and shall remain in the possession of the Payment Agent and the Escrow Agent pursuant to the terms hereof.

(e) Other Deliveries. The Parent and the Merger Sub shall have delivered or caused to be delivered to the Company all other instruments, certificates and other documents required to be delivered by the Parent and the Merger Sub pursuant to this Agreement, including the Parent Ancillary Agreements.

6.3 Additional Conditions to the Obligations of the Parent and the Merger Sub. The obligations of the Parent and the Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Parent and the Merger Sub:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement that are qualified as to materiality or that include a "Material Adverse Effect" qualifier shall be true and correct in all respects (without regard to any Company Schedule of Exceptions Update) on the date hereof, and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and the representations and warranties of the Company contained in this Agreement that are not qualified as to materiality and do not include a "Material Adverse Effect" qualifier shall be true and correct in all material respects (without regard to any Company Schedule of Exceptions Update) on the date hereof and, as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date).

(b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(c) Material Adverse Effect. No Material Adverse Effect with respect to the Company shall have occurred since the date hereof, other than any such effect to the extent attributable to or resulting from (but only to the extent that the effect of a change on the Company and its Subsidiaries is not materially different than on companies comparable to the Company): (w) any change in the laws, rules or regulations of general applicability governing companies comparable to the Company, or interpretations thereof by courts or any Governmental Entity; (x) any change in GAAP, regulatory accounting principles or interpretations thereof, in each case which affects companies comparable to the Company; or (y) changes, after the date of this Agreement, in global or national political conditions (including the outbreak of war or acts of terrorism).

(d) Officer's Certificate. The Company shall have delivered or caused to be delivered to the Parent and the Merger Sub a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of the Company, certifying that all conditions specified in Section 6.1(a) hereof and in this Section 6.3 have been fulfilled or waived.

(e) Closing Deliveries. The Company must have caused the following documents to be delivered (or tendered subject only to Closing) to the Parent and the Merger
Sub:

(i) the Escrow Agreement executed by the Shareholder Representative;

(ii) an opinion of Morrison & Foerster LLP dated the Closing Date, in substantially the form of Exhibit G; and

(iii) the Articles of Incorporation and all amendments thereto of the Company, and a certificate of good standing of the Company, in each case duly certified as of the date not earlier than the fifth (5th) Business Day prior to Closing by the Secretary of State of California;

(iv) a certificate of the Secretary of the Company certifying and attaching copies of the Bylaws of the Company, certifying and attaching all requisite resolutions or actions of the Company Board of Directors and shareholders approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and certifying to the incumbency of the officers of the Company executing this Agreement and any other document relating to the transactions contemplated hereby.

(f) Material Consents. All consents, approvals and waivers required to be obtained from, and all declarations or filings required to be made with, any Governmental Entity or other Person in connection with the transactions contemplated hereby that are identified on Annex C must have been obtained (the "Material Consents").

(g) Dissenting Shares. The number of Dissenting Shares or shares that have the right to dissent shall not exceed five percent (5%) of the aggregate number of outstanding shares of Company Common Stock immediately prior to the Effective Time.

(h) Other Deliveries. The Company shall have delivered or caused to be delivered to the Parent and the Merger Sub all other instruments, certificates and other documents required to be delivered so by the Company pursuant to this Agreement.

ARTICLE VII.......

                        TERMINATION, AMENDMENT AND WAIVER

7.1 Termination. Subject to the provisions of Section 7.1(g) hereof, this Agreement may be terminated at any time prior to the Closing:

(a) by written consent of the Parent and the Company;

(b) by the Parent, on the one hand, or by the Company, on the other hand, by written notice to the other party if the Closing shall not have been consummated on or before September 1, 2006 (the "Termination Date"), unless such date is extended upon mutual agreement of such parties, provided that the party terminating this Agreement under this Section 7.1(b) shall not then be in material breach of any of its obligations under this Agreement;

(c) by the Parent if any of the conditions precedent to Closing set forth in
Section 6.1 or Section 6.3 hereof have not been met on or before the Termination Date, through no fault of the Parent or the Merger Sub;

(d) by the Company if any of the conditions precedent to Closing set forth in
Section 6.1 or Section 6.2 hereof have not been met on or before the Termination Date, through no fault of the Company;

(e) by the Parent if, prior to the Effective Time, the Company's Board of Directors shall have (1) made a change of recommendation adverse to the Parent,
(2) recommended an Alternative Transaction, (3) caused the Company to execute an agreement in principle or definitive agreement relating to an Alternative Transaction with a Person other than the Parent or its Affiliates, or (4) otherwise materially breached its obligations under Section 5.3 hereof;

(f) by either the Parent or the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company or the Parent (or the Merger Sub), respectively, set forth in this Agreement such that the conditions set forth in Section 6.2, or Section 6.3 hereof, as the case may be, would not be satisfied, provided, that if such breach is curable through the exercise of commercially reasonable efforts, then the other party may not terminate pursuant to this Section 7.1(f) with respect to such breach if such breach is curable and shall have been cured within twenty (20) days following notice by the other party of such breach, provided the breaching party continues to use commercially reasonable efforts to cure such breach during such twenty
(20) day period (it being understood that (i) the other party may not terminate this Agreement pursuant to this Section 7.1(f) after notice of such breach if such breach shall have been cured within such twenty (20) days or the party seeking to terminate shall then be in material breach of this Agreement and (ii) no cure period shall be required for a breach which by its nature cannot be cured); and

(g) Notwithstanding anything set forth in Sections 7.1(b), (c) or (d) to the contrary, if the Closing has not been consummated on or as of the Termination Date due solely to the failure of the condition set forth in Section 6.1(c) hereof to be satisfied, but all other conditions to the Merger shall have been waived or satisfied (or, in the case of Sections 6.2(c), 6.2(d), 6.3(d) and 6.3(e), be capable of being satisfied), then either party may (on one or more occasions) by written notice delivered to the other party, on or prior to September 1, 2006, extend the Termination Date to October 1, 2006 and, in the case of such an extension, all references in this Agreement to the Termination Date shall mean October 1, 2006. If the Closing has not been consummated on or as of October 1, 2006, the Agreement shall automatically terminate as of that date.

7.2      Effect of Termination.

(a) If this Agreement is terminated for any reason, the provisions of Section
5.2 (Access to Information; Confidentiality), Section 5.9 (Expenses) and Section
8.7 (Arbitration) hereof shall remain in full force and effect.

(b) If this Agreement is terminated as provided in Section 7.1(a) hereof this Agreement shall forthwith become void and there shall be no liability or obligation hereunder on the part of any party hereto or their respective managers, directors, officers, employees, agents or other representatives (except as stated in Section 7.2(a) hereof).

(c) If this Agreement is terminated as provided in Sections 7.1(b), 7.1(c), 7.1(d), 7.1(e), or 7.1(f) hereof, such termination shall be without prejudice to any rights that the terminating party may have against any breaching party or any other Person under the terms of this Agreement or otherwise.

(d) If the Parent terminates this Agreement pursuant to Section 7.1(e) hereof, the Company shall promptly (but in no event later than two (2) Business Days after the later of (x) the date of such termination and (y) the date the Parent delivers to the Company a written statement of its and the Merger Sub's Expenses) reimburse the Parent for the actual, reasonable and documented out-of-pocket costs and expenses incurred by the Parent in connection with this Agreement and the transactions contemplated hereby (including the fees and expenses of its outside advisors, outside accountants and outside legal counsel), (the "Expenses"), which Expenses shall not exceed an aggregate maximum of one percent (1%) of the Merger Consideration.

7.3 Amendment. This Agreement may be amended at any time by a written instrument executed by the Parent, the Merger Sub and the Company. Any amendment effected pursuant to this Section 7.3 shall be binding upon all parties hereto.

7.4 Waiver. Any term or provision of this Agreement may be waived in writing at any time by the party or parties entitled to the benefits thereof. Any waiver effected pursuant to this Section 7.4 shall be binding upon all parties hereto. No failure to exercise and no delay in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege. No waiver of any breach of any covenant or agreement hereunder shall be deemed a waiver of any preceding or subsequent breach of the same or any other covenant or agreement. The rights and remedies of each party under this Agreement are in addition to all other rights and remedies, at law or in equity, that such party may have against the other parties.

ARTICLE VIII......

                                 INDEMNIFICATION

8.1 Recovery from Escrow Fund. Subject to the terms and conditions of this
Article VIII, through the operation of the Escrow Fund (excluding any amounts in the Shareholder Representative Escrow Fund), the Parent and the Merger Sub and their respective Affiliates, shareholders, officers, directors, employees, agents (including, from and after the Closing, the Surviving Corporation) and their successors and assigns (collectively, the "Parent Indemnified Persons"), shall be indemnified, defended and held harmless, and reimbursed for any losses, actions, proceedings, liabilities, claims, damages, costs and expenses (including reasonable attorneys' fees and other professional fees and expenses), but excluding any liabilities, damages, costs or expenses to the extent the amount of such liabilities, damages, costs or expenses are included as a current liability for the purposes of calculating the Final Net Working Capital finally determined in accordance with Section 1.11 (collectively, "Damages"), arising, directly or indirectly, from or in connection with:

(a) any breach (as that term is understood within the meaning of Section 8.3(a) hereof) of any representation or warranty (except as modified by any Company Schedule of Exceptions Update contemplated by Section 5.7(a)(i)(B)) made by the Company in this Agreement or in any certificate that is required to be delivered, and is delivered, by the Company pursuant to this Agreement;

(b) any breach of any covenant or obligation of the Company in this Agreement or in any certificate that is required to be delivered, and is delivered, by the Company pursuant to this Agreement; or

(c) with respect to any holder of Company Stock, the failure of such holder to have good, valid and marketable title to the issued and outstanding Company Stock issued in the name of such holder, free and clear of all Liens, subject to the limitations in Section 8.3(b).

8.2 Indemnification and Reimbursement by the Parent and the Merger Sub. Subject to the terms and conditions of this Article VIII, the Parent and the Merger Sub shall jointly and severally indemnify, defend and hold harmless the Company and its Affiliates, officers, directors, employees, agents and their successors and assigns (collectively, the "Company Indemnified Persons") and shall reimburse the Company Indemnified Persons for, any Damages arising, directly or indirectly, from or in connection with:

(a) any breach (as that term is understood within the meaning of Section 8.4(a) hereof) of any representation or warranty (except as modified by any Company Schedule of Exceptions Update contemplated by Section 5.7(b)(i)(B)) made by the Parent or the Merger Sub in this Agreement or in any certificate that is required to be delivered, and is delivered, by the Parent or the Merger Sub pursuant to this Agreement; or

(b) any breach of any covenant or obligation of the Parent or the Merger Sub in this Agreement or in any certificate that is required to be delivered, and is delivered, by the Company pursuant to this Agreement. 8.3 Limitations on Recovery from the Escrow Fund. Notwithstanding anything contained herein to the contrary, the Escrow Fund (excluding, in each case, any amounts in the Shareholder Representative Escrow Fund) shall be available to indemnify the Parent Indemnified Persons pursuant to Section 8.1, subject to the following limitations and qualifications:

(a) Except for equitable claims, no amounts shall be recovered from the Escrow Fund under Section 8.1(a) hereof until the total amount of Damages incurred by the Parent Indemnified Persons hereunder exceeds $4,150,000 (the "Deductible"), in which event the Parent Indemnified Persons shall be entitled to recover from and against the Escrow Fund all Damages in excess of such Deductible. Notwithstanding the foregoing, in no event shall the Deductible be reduced for any Parent Escrow Claim resulting in Damages of less than Fifteen Thousand Dollars ($15,000), determined on an individual, not on an aggregate, basis. For the purposes of determining (x) whether the Deductible has been satisfied, (y) the amount of Damages that the Parent Indemnified Persons may recover from the Escrow Fund once the Deductible has been reduced to zero (0), and (z) whether any representation or warranty contained in Article II has been breached, with respect to any breach of a representation or warranty made by the Company pursuant to Article II hereof that contains any "material" or "Material Adverse Effect" qualifications, the representation or warranty shall be deemed breached to the extent that it is untrue or incorrect without giving effect to such qualifications (other than the qualifications contained in the representations and warranties set forth in Section 2.7, Section 2.9(w) and Section 2.21(b), which shall be given effect for all purposes under this Section 8.3(a)), in each case, except as modified by any Company Schedule of Exceptions Update contemplated by Section 5.7(a)(i)(B)). For the avoidance of doubt, in the event of a Working Capital Shortfall, the Parent Indemnified Persons shall be entitled to recover the full amount of the Working Capital Shortfall from the Escrow Fund without regard to the Deductible or other limitations set forth in this Section 8.3(a), provided that any such Working Capital Shortfall shall not reduce the Deductible.

(b) On and after the Closing, except for equitable claims, recovery from the Escrow Fund shall be the sole and exclusive remedy of the Parent Indemnified Persons for any Damages arising out of, or in connection with, this Agreement, in accordance with the terms of this Article VIII; provided, however, that in the event of a breach of Section 8.1(c) by a holder of Company Stock (each, a "Breaching Holder"), the Parent Indemnified Persons may recover Damages from the Escrow Fund in an amount not to exceed the Damages incurred by the Parent caused by such breach from the Breaching Holder's aggregate Per-Share Escrow Consideration, and if the Damages exceed the Breaching Holder's aggregate Per-Share Escrow Consideration, may further seek Damages from the Breaching Holder in an amount up to, but not exceeding (when taken together with the Breaching Holder's aggregate Per-Share Escrow Consideration) the Breaching Holder's aggregate Common Per-Share Merger Consideration. Upon distribution of any amounts in the Escrow Fund pursuant to this Agreement and the Escrow Agreement, the Escrow Agent shall reduce only such Breaching Holder's aggregate Per-Share Escrow Consideration (and no other holder's aggregate Per-Share Escrow Consideration) in an amount equal to the Damages incurred by the Parent pursuant to the Breaching Holder's breach of Section 8.1(c), up to the total amount of such Breaching Holder's aggregate Per-Share Escrow Consideration. All claims for Damages made by a Parent Indemnified Person against the Escrow Fund shall be made in accordance with the terms of this Article VIII and the Escrow Agreement. Notwithstanding anything herein to the contrary, in the event that a Breaching Holder's breach of Section 8.1(c) relates to such holder's ownership of shares of the Company's Series E Preferred Stock, then the Parent Indemnified Persons shall not recover Damages from the Escrow Fund, but shall instead seek to recover Damages only from such Breaching Holder in an amount not to exceed the Damages incurred by the Parent caused by such breach, but in no event exceeding such Breaching Holder's aggregate Per-Share Series E Consideration.

(c) The amount of Damages incurred by the Parent Indemnified Persons hereunder will be determined net of (i) any amounts recovered by the Parent Indemnified Persons under applicable insurance policies with respect to such Damages, and
(ii) the amount of any reduction in Taxes payable by the Parent Indemnified Persons resulting from the Damages sustained; provided, however, that any Tax savings resulting from such a claim shall be determined only after applying all other deductions and losses, including any net operating loss carryforwards, available to the Indemnified Party, as if the Tax savings arising from such claim did not exist (for example, all existing net operating loss carryforwards would have to be exhausted before a "Tax savings" would be actually realized from such a claim) and provided further that creating or increasing a net operating loss carryforward shall be deemed not to create a Tax savings.

(d) In the event that any misrepresentation or breach of warranty, agreement or covenant by the Company is known to or discovered by the Parent or the Merger Sub at or prior to the execution and delivery of this Agreement or at or prior to the Closing (except to the extent of any Company Schedule of Exceptions Update contemplated by Section 5.7(a)(i)(B)), and the Parent and the Merger Sub nevertheless elect to close, the Parent Indemnified Persons will not be deemed to have waived such misrepresentation or breach and will continue to have the right to indemnification, payment of Damages or other remedy based on such misrepresentation or breach.

8.4 Limitations on Indemnification by the Parent and the Merger Sub. Notwithstanding anything contained herein to the contrary, the obligation of the Parent and the Merger Sub to indemnify the Company Indemnified Persons pursuant to Section 8.2 hereof is subject to the following limitations and qualifications:

(a) Except for equitable claims, the Parent and the Merger Sub will have no indemnification liability under Section 8.2(a) hereof until the total amount of Damages incurred by the Company Indemnified Persons hereunder exceeds the Deductible, in which event the Parent shall be obligated to indemnify the Company Indemnified Persons from and against all Damages in excess of such Deductible. Notwithstanding the foregoing, in no event shall the Deductible be reduced for any claims resulting in Damages of less than Fifteen Thousand Dollars ($15,000), determined on an individual, not on an aggregate, basis. For the purposes of determining (x) whether the Deductible has been satisfied, (y) the amount of Damages that the Company Indemnified Parties may recover from the Parent and the Merger Sub once the Deductible has been reduced to zero (0), and
(z) whether any representation or warranty contained in Article III has been breached, with respect to any breach of a representation or warranty made by the Parent or the Merger Sub pursuant to Article III hereof that contains any "material" or "Material Adverse Effect" qualifications, the representation or warranty shall be deemed breached to the extent that it is untrue or incorrect without giving effect to such qualifications, in each case, except as modified by any Parent Schedule of Exceptions Update contemplated by Section 5.7(b)(i)(B)).

(b) The Parent and the Merger Sub will have no indemnification liability under
Section 8.2 hereof to the extent that all Damages incurred by the Company Indemnified Persons hereunder exceed Twenty-Four Million One Hundred Twenty-Five Thousand Dollars ($24,125,000), except for equitable claims.

(c) The amount of Damages incurred by the Company Indemnified Persons hereunder will be determined net of (i) any amounts recovered by the Company Indemnified Persons under applicable insurance policies with respect to such Damages, and
(ii) the amount of any reduction in Taxes payable by the Company Indemnified Persons resulting from the Damages sustained; provided, however, that any Tax savings resulting from such a claim shall be determined only after applying all other deductions and losses, including any net operating loss carryforwards, available to the Indemnified Party, as if the Tax savings arising from such claim did not exist (for example, all existing net operating loss carryforwards would have to be exhausted before a "Tax savings" would be actually realized from such a claim) and provided further that creating or increasing a net operating loss carryforward shall be deemed not to create a Tax savings.

(d) In the event that any misrepresentation or breach of warranty, agreement or covenant by the Parent or the Merger Sub is known to or discovered by the Company at or prior to the execution and delivery of this Agreement or at or prior to the Closing (except to the extent of any Parent Schedule of Exceptions Update contemplated by Section 5.7(b)(i)(B)), and the Company nevertheless elects to close, the Company Indemnified Persons will not be deemed to have waived such misrepresentation or breach and will continue to have the right to indemnification, payment of Damages or other remedy based on such misrepresentation or breach.

8.5      Time Limitations.

(a) If the Closing occurs, no amounts will be recoverable from the Escrow Fund (excluding any amounts in the Shareholder Representative Escrow Fund by the Shareholder Representative) under this Article VIII with respect to any Damages arising out of, or in connection with, this Agreement, in accordance with the terms of this Article VIII, unless on or before the Escrow Termination Date the Parent notifies the Escrow Agent and the Shareholder Representative under the Escrow Agreement of a claim (a "Parent Escrow Claim") specifying the factual basis of that claim in reasonable detail to the extent then known by the Parent in accordance with the terms of the Escrow Agreement.

(b) If the Closing occurs, the Parent or the Merger Sub will have no indemnification liability under this Article VIII with respect to any Damages arising out of, or in connection with, this Agreement, in accordance with the terms of this Article VIII, unless on or before the Escrow Termination Date the Shareholder Representative notifies the Parent of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the Shareholder Representative.

(c) Subject to the requirements of this Article VIII, the Escrow Fund shall remain in existence until the Escrow Termination Date (the "Escrow Period"). Upon the expiration of the Escrow Period, the remaining amount of the Escrow Fund shall promptly be distributed to holders of the Company Stock, Options and Warrants from the Escrow Agent in accordance herewith and with the terms of the Escrow Agreement; provided, however, that the Escrow Period shall not terminate with respect to any portion of the Escrow Fund or Shareholder Representative Escrow Fund which is necessary to satisfy an unsatisfied Parent Escrow Claim, as provided in the Escrow Agreement. Promptly following the resolution or satisfaction of any Parent Escrow Claim, the Escrow Agent shall deliver to the Shareholder Representative the remaining portion of the Escrow Fund not then required to satisfy any other unsatisfied Parent Escrow Claims. The Shareholder Representative shall promptly distribute such amounts to the holders of the Company Stock, Options and Warrants in accordance herewith and with the terms of the Escrow Agreement, which amounts will be distributed in proportion to such holder's pro rata portion of the remaining Escrow Fund. In the event of any inconsistencies between this Section 8.5(c) and the terms of the Escrow Agreement, the terms of the Escrow Agreement shall govern.

8.6      Procedure for Indemnification - Third Party Claims.


(a) Promptly after receipt by an indemnified person under Section 8.1 or Section
8.2 hereof (an "Indemnified Person") of notice of the assertion of any third-party claim against such Indemnified Person in respect of which the Indemnified Person desires to seek indemnification from an indemnifying person (an "Indemnifying Person") pursuant to the terms of this Article VIII, (i) in the case of any claim brought against any Parent Indemnified Person, the Parent shall give written notice of the assertion of such third-party claim to (A) the Company, in the case such notice is delivered prior to the Closing or following the termination of this Agreement, or (B) the Shareholder Representative, in the case such notice is delivered on or after the Closing, and (ii) in the case of any claim brought against any Company Indemnified Person, the Company (in the event such notice is delivered prior to the Closing or following the termination of this Agreement) or the Shareholder Representative (in the event such notice is delivered on or after the Closing) shall give written notice to the Parent of the assertion of such third-party claim (any such indemnification notice, an "Indemnification Notice"; the recipient of such notice pursuant to clauses (i) or (ii) above, the "Indemnifying Person Representative") of the assertion of such third-party claim; provided, however, that the failure to notify the Indemnifying Person Representative will not relieve any Indemnifying Person of any liability that it may have to any Indemnified Person, except to the extent that the defense of such third-party claim is actually and materially prejudiced by the Indemnified Person's failure to give such notice.

(b) If an Indemnified Person provides an Indemnification Notice to the Indemnifying Person Representative, the Indemnifying Person Representative will be entitled to participate in the defense of such third-party claim and, to the extent that the Indemnifying Person Representative wishes, by providing written notice thereof to the Indemnified Person within ten (10) Business Days of the delivery of the Indemnification Notice to the Indemnified Person Representative, to assume the defense of such third-party claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that the Indemnifying Person Representative will not have the right to assume the defense of such third-party claim in the event (x) (i) the third-party claim relates to or arises in connection with any alleged criminal liability of the Indemnified Person, or (ii) the Indemnifying Person is also a Person against whom the third-party claim is made and the Indemnified Person reasonably determines that joint representation would be inappropriate, and (y) the Indemnified Person notifies the Indemnifying Person Representative in the Indemnification Notice that the facts described in clauses (i) or (ii) above are applicable and that the Indemnified Person is electing to assume the defense of such third-party claim.

(c) After notice from the Indemnifying Person Representative to the Indemnified Person of its election to assume the defense of such third-party claim pursuant to Section 8.6(b) hereof, the Indemnifying Person will not, so long as the Indemnifying Person Representative diligently conducts such defense, be liable to the Indemnified Person under this Article VIII for any fees of other counsel or any other expenses of the Indemnified Persons with respect to the defense of such third-party claim, in each case subsequently incurred by the Indemnified Person in connection with the defense of such third-party claim. If the Indemnifying Person Representative assumes the defense of a third-party claim, no compromise or settlement of such third-party claims may be effected by the Indemnifying Person Representative without the Indemnified Person's written consent (which may not be unreasonably withheld, conditioned or delayed) unless
(x) there is no finding or admission of any violation of Legal Requirements or the rights of any other Person by any Indemnified Person, (y) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person, and the Indemnified Person will have no liability with respect to any compromise or settlement of such third-party claims effected without its consent and (z) the Indemnified Person is unconditionally released from any liability arising from such third party claim.

(d) If (i) notice is given to the Indemnifying Person Representative of the assertion of any third-party claim and the Indemnifying Person Representative does not, within ten (10) Business Days after the Indemnified Person's notice is given, give notice to the Indemnified Person of its election to assume the defense of such third-party claim pursuant to Section 8.6(b) hereof, or (ii) the Indemnified Person elects to assume the defense of such third-party claim in the Indemnification Notice in accordance with Section 8.6(b) hereof, no compromise or settlement of such third-party claim may be effected by the Indemnified Person without the Indemnifying Person Representative's written consent (which may not be unreasonably withheld, conditioned or delayed) unless (x) there is no finding or admission of any violation of Legal Requirements or the rights of any other Person by any Indemnifying Person, (y) the sole relief provided is monetary damages that are paid in full by the Indemnified Person, and the Indemnifying Persons will have no liability with respect to any compromise or settlement of such third-party claims effected without its consent and (z) the Indemnified Person is unconditionally released from any liability arising from such third party claim.

(e) With respect to any third-party claim subject to indemnification under this
Article VIII: (i) both the Indemnified Person and the Indemnifying Person Representative, as the case may be, shall keep the other Person fully informed in all material respects of the status of such third-party claim and any related claims, actions, suits proceedings (including, without limitation, arbitration or alternative dispute resolution proceedings) or investigations by or before, or otherwise involving, any Governmental Entity at all stages thereof where such Person is not represented by its own counsel, and (ii) the parties agree (each at its own expense) to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any third-party claim.

(f) With respect to any third-party claim subject to indemnification under this
Article VIII, the parties shall cooperate in such a manner as to preserve in full (to the extent possible) the confidentiality of all confidential information and the attorney-client and work-product privileges. In connection therewith, each party agrees that: (i) it will use commercially reasonable efforts, in respect of any third-party claim in which it has assumed or has participated in the defense, to avoid production of confidential information (consistent with applicable law and rules of procedure), and (ii) all communications between any parties hereto and counsel responsible for or participating in the defense of any third-party claim will, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

(g) Anything to the contrary in this Article VIII notwithstanding, the Company Indemnified Persons shall be entitled to control the defense of any third-party claim relating to or arising in connection with any Taxes of the Company or any Subsidiary that are brought by a third-party prior to the termination of the Escrow Agreement and for which the Company Indemnified Persons have an obligation to indemnify the Parent Indemnified Persons pursuant to Section 8.1 hereof and shall be entitled to settle, compromise or otherwise resolve such third-party claims, provided that such settlement, compromise or resolution shall be subject to the written consent (which consent shall not be unreasonably withheld) of the Parent Indemnified Persons if such settlement, compromise or resolution would reasonably be expected to increase the Taxes of the Company or any Subsidiary for any period beginning after the Closing Date; provided, however, that all third-party claims relating to arising in connection with Taxes of the Company or any Subsidiary for a Straddle Period shall be governed by Sections 8.6(a) - (f) hereof. For purposes of this Section 8.6(g), "Straddle Period" shall mean any taxable period beginning on or prior to and ending after the Closing Date.

8.7 Procedure For Indemnification - Other Claims. A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

8.8 Treatment of Indemnity Payments. Any payment made by the Company to a Parent Indemnified Person pursuant to this Article VIII will be treated as an adjustment to the Merger Consideration for all Tax purposes.

8.9 Exclusive Remedy. The right to indemnification in this Article VIII will be the exclusive remedy of the parties hereto with respect to the subject matter hereof; provided, however, that the foregoing restriction will not limit equitable claims by any party.

8.10     Shareholder Representative.

(a) The parties hereto have agreed that it is desirable to designate Sightline Partners LLC to serve, commencing as of the Effective Time, as the true and lawful representative, agent and attorney-in-fact of each and all of the holders of the Company Stock, Options and Warrants (the "Shareholder Representative") for certain limited purposes as set forth herein. The adoption of this Agreement by the holders of the Company Stock shall constitute ratification and approval of such designation, and the irrevocable constitution and appointment of the Shareholder Representative as set forth herein. The Shareholder Representative shall have such power and authority necessary to carry out the functions assigned to the Shareholder Representative under this Agreement and the Escrow Agreement, including but not limited to the power and authority:

(i) to execute and deliver the Escrow Agreement, and to enter into any amendments, modifications and/or waivers in respect thereof;

(ii) to enforce, defend and protect the rights and interests of the holders of the Company Stock following the Closing under this Article VIII and under the Escrow Agreement, and to take any and all actions that the Shareholder Representative believes are necessary or appropriate under this Article VIII and under the Escrow Agreement for and on behalf of the holders of the Company Stock, including, without limitation, asserting, pursuing or defending any claim by or against the Parent or the Surviving Corporation, consenting to, compromising or settling any such claim, and conducting negotiations with the Parent or Surviving Corporation; and

(iii) to make, execute, acknowledge and deliver all such other agreements, notices, requests, instructions and other writings, and, in general, to do any and all things and to take any and all actions that the Shareholder Representative may consider necessary or appropriate in connection with carrying out its responsibilities under this Article VIII and the Escrow Agreement.

(b) The Shareholder Representative will be entitled to engage such counsel, experts and other agents as the Shareholder Representative deems necessary or proper in connection with performing its obligations hereunder and under the Escrow Agreement, and will be promptly reimbursed by amounts in the Shareholder Representative Escrow Fund for all reasonable Shareholder Representative Expenses incurred by the Shareholder Representative in such capacity, up to an amount equal to Five Hundred Thousand Dollars ($500,000). In addition, the Shareholder Representative shall be entitled to receive a fee, in the amount of Four Hundred Dollars ($400) per hour, for the performance of its services hereunder and under the Escrow Agreement following the Closing Date (the "Shareholder Representative Fee"). To the extent not paid out of the Shareholder Representative Escrow Fund, the Shareholder Representative Fee shall be paid to the Shareholder Representative from the Escrow Fund following the Escrow Termination Date before any distributions therefrom are made to the holders of Company Stock, Options and Warrants in accordance with Section 8.5(c). The Shareholder Representative shall not be liable to any holder of Company Stock, Options or Warrants, and each holder of the Company Stock, Options and Warrants shall indemnify and hold harmless the Shareholder Representative, pro rata based upon, and up to an amount not to exceed, the Merger Consideration paid to such holder, from any and all Damages that are incurred by the Shareholder Representative as a result of actions taken, or actions not taken, by the Shareholder Representative herein, in each case except to the extent of any gross negligence or willful misconduct of the Shareholder Representative. In taking any action whatsoever hereunder, the Shareholder Representative shall be entitled to and protected in relying upon any notice, paper or other document believed by the Shareholder Representative in good faith to be genuine, or upon evidence deemed by the Shareholder Representative in good faith to be sufficient. With respect to its service as the Shareholder Representative, the Shareholder Representative shall have no liability as such to the Parent, the Merger Sub or the Surviving Corporation hereunder.

(c) All amounts received by the Shareholder Representative on behalf of the holders of the Company Stock (whether under this Agreement or the Escrow Agreement), will be promptly paid by (or promptly caused to be paid by) the Shareholder Representative to the holders of the Company Stock, Options and Warrants in accordance herewith and the Escrow Agreement. Notwithstanding the foregoing, the Shareholder Representative will be entitled to reimbursement of any amounts payable to the Shareholder Representative under Section 8.10(b) hereof including Shareholder Representative Expenses and Shareholder Representative Fees from the Shareholder Representative Escrow Amount. Notwithstanding anything herein to the contrary, the Shareholder Representative, at its option, may set off any amounts due under Section 8.10(b) including Shareholder Representative Expenses and the Shareholder Representative Fees against amounts otherwise payable to the holders of Company Stock, Options and Warrants from the Escrow Fund pursuant to the terms of this Agreement and the Escrow Agreement. In addition, in the event the Shareholder Representative receives amounts from holders of Company Stock, Options or Warrants to reimburse or contribute toward Shareholder Representative Expenses, the Shareholder Representative may set off amounts otherwise payable to holders of Company Stock, Options and Warrants from the Escrow Fund in order to refund to holders a pro rata portion of such amounts that were reimbursed or contributed, in order to ensure that all holders bear an equal pro rata portion of any such Shareholder Representative Expenses.

(d) The Parent, Surviving Corporation and the Escrow Agent shall each have the right to rely upon all actions taken or not taken by the Shareholder Representative pursuant hereto and the Escrow Agreement, all of which actions or omissions shall be legally binding upon the holders of the Company Stock or any of them.

(e) The Shareholder Representative may resign upon thirty (30) days' prior written notice to the Parent and the Escrow Agent. If the Shareholder Representative resigns, the holders of a majority of the Company Stock as of immediately prior to the Effective Time shall designate another Person to act as the Shareholder Representative hereunder. All rights to indemnification, exculpation and payment in favor of the Shareholder Representative hereunder shall survive any such resignation and appointment of a successor Shareholder Representative.

ARTICLE IX........

                               GENERAL PROVISIONS

9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if and when delivered personally or by commercial overnight delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

(a) if to the Company, to:

                           LifeMasters Supported SelfCare, Inc.
                           5000 Shoreline Court, Suite 300
                           South San Francisco, California  94080
                           Attention: David R. Strand, Chief Executive Officer Phone No.: (650) 873-6000
                           Fax No.: (650) 873-6065

                           with a copy to:

                           Morrison & Foerster LLP
                           19900 MacArthur Boulevard
                           Irvine, California  92612
                           Attention:  Robert M. Mattson, Jr., Esq.
                           Phone No.: (949) 251-7500
                           Fax No.: (949) 251-0900

(b) if to the Parent or the Merger Sub, to:

                           Healthways, Inc.
                           3841 Green Hills Village Drive
                           Nashville, TN 37215
                           Attention: Ben R. Leedle, Jr., Chief Executive
                           Officer
                           Phone No.: (615) 665-1122
                           Fax No.: (615) 665-7739

                           with a copy to:

                           Bass, Berry, & Sims, PLC
                           315 Deaderick Street
                           AmSouth Center, Suite 2700
                           Nashville, TN 37238-3001
                           Attention:  T. Andrew Smith
                           Fax No.:  (615) 742-2766

(c) if to the Shareholder Representative:

                           Sightline Partners LLC
                           50 S. Sixth St., Suite 1390
                           Minneapolis, MN 55402
                           Attention: Ken Higgins
                           Fax: (612) 465-0620

                           with a copy to:

                           Faegre & Benson LLP
                           2200 Wells Fargo Center
                           90 South Seventh Street
                           Minneapolis, MN 55402
                           Attention: Steven C. Kennedy
                           Fax No.: (612) 766-1600

9.2      Interpretation; Knowledge.

(a) When a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity. The parties hereto acknowledge and agree that this Agreement has been reviewed, negotiated and accepted by all parties hereto (after due counsel from their legal and other applicable representatives) and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision. The parties hereto waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Any reference to any federal, state, local or foreign statute or law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.

(b) For purposes of this Agreement, the matters as to which a party has "Knowledge" shall be deemed to include all matters of which the applicable party, individually or through the officers and directors of such party, knew or would be reasonably expected to know for an individual of his or her position in a company of comparable size.

9.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

9.4 Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Exhibits and the Schedules, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

9.5 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.6 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

9.7 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without regard to any conflicts of laws principles that would require the application of any other law (except to the extent that mandatory provisions of federal law are applicable); provided, however, that the laws of the respective jurisdictions of incorporation of each of the parties shall govern the relative rights, obligations, powers, duties and other internal affairs of such party and its Board of Directors. The parties hereto irrevocably submit to the non-exclusive jurisdiction of (i) the Delaware State Courts and (ii) the United States Court for the District of Delaware for the purposes of any action arising out of this Agreement or any of the transactions contemplated hereby. The parties hereto further agree that service of any process, summons, notice or document hand delivered or sent by U.S. registered mail to such party's respective address set forth in Section 9.1 hereof shall be effective service of process for any action in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. The parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any action arising out of this Agreement or the transactions contemplated hereby in (i) the Delaware State Courts or (ii) the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby or the actions of the Company, the Parent or the Merger Sub in the negotiation, administration, performance and enforcement hereof.

9.8 Entire Understanding; No Third Party Beneficiaries. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and this Agreement supersedes any and all other oral or written agreements heretofore made. Except as expressly provided in this Agreement, nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Holders of Company Securities are third-party beneficiaries for the purposes of Section 1.5, Section 1.8 and Section 1.9 hereof.

9.9 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto; provided, however, that the Parent may assign its rights under this Agreement as collateral security to any lender. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.10 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by this reference and are made a part hereof.


                             Signature page follows.

         IN WITNESS WHEREOF, the Parent, the Merger Sub and the Company have caused this Agreement to be executed by their duly authorized respective officers, as of the date first written above.

                                                     HEALTHWAYS, INC.


                                 By:   /s/ Ben R. Leedle, Jr.
                                            Name: Ben R. Leedle, Jr.
                                            Title: Chief Executive Officer and
                                            President


                                                     LIME ACQUISITION CORP.

                                 By:   /s/ Ben R. Leedle, Jr.
                                            Name: Ben R. Leedle, Jr.
                                            Title: Chief Executive Officer and
                                            President


                                            LIFEMASTERS SUPPORTED SELFCARE, INC.


                                 By:   /s/ David R. Strand
                                            Name: David R. Strand
                                            Title: Chief Executive Officer




                                                     For the purposes of
                                                     Sections 1.8, 1.11 8.5, 8.6
                                                     and 8.10 hereof only:

                                                     SHAREHOLDER REPRESENTATIVE

                                                        SIGHTLINE PARTNERS LLC


                                  By:   /s/ Kenneth E. Higgins
                                             Name: Kenneth E. Higgins
                                             Title: Managing Director

                                    Index - i

                             INDEX OF DEFINED TERMS

------------------------------------------------------------ -------------------
TERMS                                                        SECTION
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
2005 Audited Financial Statements                            5.12
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Acquisition Proposal                                         5.3(a)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Action                                                       2.16
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Additional Expenditure                                       1.11(b)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Adjustment Amount                                            1.5
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Affidavit                                                    1.9(a)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Affiliate                                                    5.2(b)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Agreement                                                    Preamble
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Agreement Date                                               Preamble
------------------------------------------------------------ -------------------
-----------------------------------------------------------  -------------------
Agreement of Merger                                          1.2
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Alternative Transaction                                      5.3(a)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Approval Period                                              1.11(b)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Arbitrating Accountant                                       1.11(e)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Assumed Plans                                                5.10(b)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Audited Financial Statements                                 2.7(a)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Authorizations                                               2.18(f)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Breaching Holder                                             8.3(b)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Business                                                     Recitals
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Business Day                                                 1.2
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Cap                                                          8.3(b)
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Cash Consideration                                           1.5
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Cash Deficiency                                              1.11(b)
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Cash Excess Amount                                           1.11(b)
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CGCL                                                         Recitals
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Closing                                                      1.2
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Closing Cash Amount                                          1.11(b)
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Closing Date                                                 1.2
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COBRA                                                        2.23(e)
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Code                                                         1.9(a)
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Common Per-Share Cash Consideration                          1.5(b)
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Common Per-Share Merger Consideration                        1.5(b)
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Company                                                      Preamble
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Company Common Stock                                         1.5(b)
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Company Indebtedness                                         1.11(b)
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Company Indemnified Persons                                  8.2
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Company Net Working Capital                                  2.7 (b)
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Company Preferred Stock                                      1.5(a)
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Company Schedule of Exceptions                               Article II
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Company Schedule of Exceptions Update                        5.7(a)
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Company Securities                                           1.8
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Company Stock                                                1.5(b)
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Consent Notice                                               5.1(d)
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Continuing Employees                                         5.10(a)
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Contracts                                                    2.21(c)
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Current Budget                                               1.11(b)
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Customers                                                    2.24
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Damages                                                      8.1
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Deductible                                                   8.3(a)
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D&O Policy                                                   5.11(b)
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Dissenters' Notice                                           1.10(d)
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Dissenters' Provisions                                       1.10(a)
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Dissenting Shares                                            1.10(a)
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DOJ                                                          5.5(b)
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Effective Time                                               1.2
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Employment Agreements                                        Recitals
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Environmental Laws                                           2.19
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ERISA                                                        2.23(a)
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Escrow Agent                                                 1.8(b)
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Escrow Agreement                                             1.8(b)
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Escrow Consideration                                         1.5
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Escrow Deposit                                               1.5
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Escrow Fund                                                  1.8(b)
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Escrow Period                                                8.5(c)
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Escrow Termination Date                                      1.8(b)
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Estimated Closing Balance Sheet                              1.11(a)
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Estimated Net Working Capital                                1.11(a)
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Expenses                                                     7.2(d)
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Excess Amount                                                1.11(f)
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Final Balance Sheet                                          1.11(c)
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Final Net Working Capital                                    1.11(c)
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Final Statements                                             1.11(c)
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Financial Statements                                         2.7
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Financing                                                    1.11(b)
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FTC                                                          5.5(b)
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Fully Diluted Shares Outstanding                             1.5(b)
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GAAP                                                         1.11(a)
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Governmental Entity                                          2.5(b)
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HIPAA                                                        2.26
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HSR Act                                                      2.5(b)
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Indebtedness                                                 2.7(b)
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Indemnification Notice                                       8.6(a)
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Indemnified D&O Parties                                      5.11(a)
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Indemnified Person                                           8.6(a)
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Indemnifying Person Representative                           1.8(c)
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IRS                                                          1.8(c)
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Knowledge                                                    9.2(b)
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Legal Requirements                                           2.5(a)
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Letter of Transmittal                                        1.9(a)
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Lien(s) 2.5(a)
------------------------------------------------------------ -------------------
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Material Adverse Effect                                      Article II
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Material Consents                                            6.3(f)
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Merger                                                       Recitals
------------------------------------------------------------ -------------------
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Merger Consideration                                         1.5
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Merger Sub                                                   Preamble
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Net Working Capital                                          1.11(b)
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New Business Opportunity                                     1.11(b)
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Option                                                       1.5(c)
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Option Cash Amount                                           1.5(c)
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Option Consideration                                         1.5(c)
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Option Plans                                                 1.5(c)
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Ordinary Course                                              2.8
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Out-of-the-Money Option                                      1.5(c)
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Out-of-the-Money Warrant                                     1.5(d)
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Parent                                                       Preamble
------------------------------------------------------------ -------------------
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Parent Benefit Plans                                         5.10(c)
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Parent Escrow Claim                                          8.5(a)
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Parent Indemnified Person                                    8.1
------------------------------------------------------------ -------------------
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Parent Schedule of Exceptions                                Article III
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Parent Schedule of Exceptions Update                         5.7(b)
------------------------------------------------------------ -------------------
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Payment Agent                                                1.8
------------------------------------------------------------ -------------------
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Per-Share Escrow Consideration                               1.5(b)
------------------------------------------------------------ -------------------
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Per-Shares Series E Consideration                            1.5(a)
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Permitted Investments                                        1.8(b)
------------------------------------------------------------ -------------------
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Person                                                       1.5(c)
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Permitted Expenditures                                       1.11(b)
------------------------------------------------------------ -------------------
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Plan(s) 2.23(a)
------------------------------------------------------------ -------------------
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Policies                                                     2.14
------------------------------------------------------------ -------------------
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Privacy and Security Standards                               2.26
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Proprietary Assets                                           2.13(a)
------------------------------------------------------------ -------------------
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Protest Notice                                               1.11(d)
------------------------------------------------------------ -------------------
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Real Property                                                2.10(a)
------------------------------------------------------------ -------------------
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Related Person                                               2.28
------------------------------------------------------------ -------------------
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Representatives                                              5.3(a)
------------------------------------------------------------ -------------------
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Required Shareholder Approval                                2.31
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Returns                                                      2.17(a)
------------------------------------------------------------ -------------------
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Series E Liquidation Payments                                1.5(a)
------------------------------------------------------------ -------------------
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Shareholder Representative                                   8.10(c)
------------------------------------------------------------ -------------------
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Shareholder Representative Escrow Fund                       1.8(c)
------------------------------------------------------------ -------------------
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Shareholder Representative Expenses                          1.8(c)
------------------------------------------------------------ -------------------
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Shareholder Representative Fee                               8.10(b)
------------------------------------------------------------ -------------------
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Straddle Period                                              8.6(g)
------------------------------------------------------------ -------------------
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Subsidiary(ies) 2.2
------------------------------------------------------------ -------------------
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Superior Proposal                                            5.3(a)
------------------------------------------------------------ -------------------
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Supplement                                                   5.7
------------------------------------------------------------ -------------------
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Surviving Corporation                                        1.1
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Tax(es)(able) 2.17(a)
------------------------------------------------------------ -------------------
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Targeted Net Working Capital                                 1.11(a)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Termination Date                                             7.1(g)
------------------------------------------------------------ -------------------
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Third Party                                                  5.3(a)
------------------------------------------------------------ -------------------
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Third Party Consents                                         2.33
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Transaction Expenses                                         5.9
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Unaudited Balance Sheet                                      2.7(a)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Unaudited Financial Statements                               2.7(a)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Unaudited 2006 Balance Sheet                                 2.9(d)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Voting Agreements                                            Recitals
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Warrant Cash Amount                                          1.5(d)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Warrant Consideration                                        1.5(d)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Warrants                                                     1.5(d)
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Working Capital Adjustment Amount                            1.11(a)
------------------------------------------------------------ -------------------
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Working Capital Shortfall                                    1.11(f)
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